PIONEER VISION                                                         [logo]
Variable Annuity
Pioneer Variable Contracts Trust

International Growth Portfolio
Capital Growth Portfolio
Real Estate Growth Portfolio
Equity-Income Portfolio
Balanced Portfolio
Swiss Franc Bond Portfolio
America Income Portfolio
Money Market Portfolio






[artwork]

                               TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
LETTER FROM THE CHAIRMAN......................................................................    1
PORTFOLIO MANAGEMENT DISCUSSIONS
  International Growth Portfolio..............................................................    2
  Capital Growth Portfolio....................................................................    3
  Real Estate Growth Portfolio................................................................    4
  Equity-Income Portfolio.....................................................................    5
  Balanced Portfolio..........................................................................    6
  Swiss Franc Bond Portfolio..................................................................    7
  America Income Portfolio....................................................................    8
GROWTH OF A $10,000 INVESTMENT................................................................    9
SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS
  International Growth Portfolio..............................................................   12
  Capital Growth Portfolio....................................................................   22
  Real Estate Growth Portfolio................................................................   28
  Equity-Income Portfolio.....................................................................   33
  Balanced Portfolio..........................................................................   39
  Swiss Franc Bond Portfolio..................................................................   44
  America Income Portfolio....................................................................   48
NOTES TO FINANCIAL STATEMENTS.................................................................   54
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS......................................................   58
RESULTS OF CONTRACT HOLDER MEETINGS...........................................................   59
DISTRIBUTIONS MADE DURING THE YEAR............................................................   60
TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS...........   60

DEAR CONTRACT OWNER,
--------------------------------------------------------------------------------

Welcome to the first annual report for Pioneer Vision Variable Annuity, covering the abbreviated fiscal year ended December 31, 1995. Pioneer Vision was introduced in 1995 to offer investors a selection of Portfolios designed to suit a variety of needs and goals, with the added tax and insurance benefits of an annuity. The first seven of Pioneer Vision's Portfolios were introduced on March 1 and an eighth joined the group on November 1. The wide array of investment options helped attract a total of $29 million in assets to the Portfolios by the close of the fiscal year on December 31.

                    A YEAR OF STRONG INVESTMENT PERFORMANCE

     We are pleased to report that 1995 proved to be a successful environment for investments of almost every type, including our Portfolios. Around the globe, interest rates fell and inflation remained low. These factors spurred sharp advances in financial markets, both for stocks and bonds. In the U.S., technology companies and large, familiar names proved the most popular. Reflecting this, the Dow Jones Industrial Average broke numerous record-highs, generating a total return of 30.81% from March 1 through December 31. The broader Standard & Poor's 500 Index returned 29.51%, while small company stocks, represented by the Russell 2000 Index, returned 24.90%. (It says a lot about 1995's pace that some investors considered the double-digit returns on smaller stocks "disappointing.") Overseas, results were lower but still impressive, with non-U.S. markets returning 16.28% to U.S.-dollar based investors, according to the MSCI Europe, Australia, Far East Index.

Bond investors also profited as the Federal Reserve (the Fed) reversed its course after a series of hikes in short-term interest rates ended in February. The Fed began to reduce rates in July, sparking further rallies in bond prices and pushing interest rates lower across the board. By December 31, the benchmark 30-year Treasury bond yield was 5.95%, versus 7.44% on March 1. Reflecting this trend, Money Market Portfolio was yielding 4.96% at year-end.

                                 LOOKING AHEAD

We are encouraged by the strong response Pioneer Vision has received during its first fiscal year. As we move into 1996, we believe this product will continue to deliver the investing, tax and insurance benefits it was designed to offer. The following pages provide detailed information about the individual Portfolios offered in Pioneer Vision. We encourage you to read on. Please contact your financial professional if you have any questions about your investment. Thank you for selecting Pioneer Vision Variable Annuity.

Respectfully,

/s/ John F. Cogan Jr.
--------------------------------
John F. Cogan, Jr.
Chairman and President,
Pioneer Variable Contracts Trust

INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

This report covers International Growth Portfolio's abbreviated first fiscal year, which began on March 1, 1995, and ended on December 31, 1995. We wish to welcome the investors who joined the Portfolio in that time. By the close of the year, the Portfolio had reached nearly $3 million in assets.

     On December 31, the Portfolio's net asset value (NAV) was $10.93 per share, up from $10.00 on March 1. Over the course of the year, investors received a total of $0.1102 in distributions, $0.0152 in income dividends and $0.095 in capital gains distributions. Total return was 10.42% based on NAV and assuming the reinvestment of distributions. The Portfolio's accumulation unit value (AUV) rose to $1.094 by December 31, up from its initial $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 9.17%, 2.29% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                         INVESTING FOR GROWTH OVERSEAS

International Growth Portfolio seeks long-term capital growth. The Portfolio primarily invests in equity securities and related depositary receipts of companies outside the United States. The Portfolio is a good complement to U.S.-based investment vehicles and provides an opportunity for investors to diversify their holdings.

Over the course of the Portfolio's short life, we worked to build a diversified group of holdings. At the end of the year, 93% of the Portfolio's assets had been invested, with the remaining 7% held in short-term cash equivalents. Our approach relies on identifying good growth opportunities and low stock prices around the world. This often means that we are investing as others are turning away from a specific market or company. Our bias is toward emerging markets, or larger markets we believe are on the verge of resurgence. We believe these areas offer Portfolio investors the best potential for significant long-term gains, although the trade-off may come in the form of significant volatility day-to-day. Investors in any market outside the United States must accept the fact that there are additional risks -- such as currency fluctuations, relative illiquidity and varying accounting practices -- that accompany the potential rewards.

By the close of the fiscal year, the Portfolio was invested in 159 companies associated with 11 secotrs located in 31 nations. The accompanying chart shows the regions represented on December 31.

                           GEOGRAPHICAL DISTRIBUTION
           (Percentage of equity investments as of December 31, 1995)

                                  [PIE CHART]
                         Latin America             3%
                         Asia/Pacific Basin
                         (excluding Japan)        29%
                         Japan                    28%
                         Europe                   40%

                                 LOOKING AHEAD

We are encouraged by the movement in stock markets around the world as we move into 1996. Low inflation and interest rates continue to make it possible, we believe, for emerging markets to grow significantly. We continue to see a multitude of attractive opportunities, and look forward to investing on your behalf in some of the world's most dynamic markets.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, begin on page 12. If you have any questions about your investment in International Growth Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

This report covers Capital Growth Portfolio's abbreviated first fiscal year, which began on March 1, 1995, and ended on December 31, 1995. We wish to welcome the investors who joined the Portfolio in that time. By the close of the year, the Portfolio had reached $9.4 million in assets.

On December 31, the Portfolio's net asset value (NAV) was $11.57 per share, up from $10.00 on March 1. Over the course of the year, investors received a total of $0.1445 in distributions: $0.022 in income dividends and $0.1225 in capital gains distributions. Total return was 17.13% based on NAV and assuming the reinvestment of distributions. The Portfolio's accumulation unit value (AUV) rose to $1.1581 by December 31, up from its initial $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 15.80%, 8.80% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                    OUR AGGRESSIVE VALUE STYLE OF INVESTING

Capital Growth Portfolio seeks capital appreciation, mostly through common stocks. The Portfolio utilizes an "aggressive value" style of investing, which means we use our own fundamental research to identify companies whose stock we believe is underpriced given their potential growth. We look at companies as if we were buying them whole -- we explore their balance sheets, cash flows, product lines and management strength. Companies in this Portfolio will probably tend to be small- to medium-sized and often in turnaround or takeover situations. While this strategy may prove to be more volatile than others available in Pioneer Vision, we believe it has the potential to generate significant capital growth over time.

By the close of the fiscal year, we had assembled a diversified group of holdings. The accompanying chart shows the variety of industries represented on December 31.

                              SECTOR DISTRIBUTION
           (Percentage of equity investments as of December 31, 1995)

                                  [PIE CHART]

                    Basic Industries               2%
                    Consumer Non-Durables         33%
                    Capital Goods                 16%
                    Services                      16%
                    Financial                     12%
                    Technology                    12%
                    Consumer Durables              5%
                    Energy                         4%


                                 LOOKING AHEAD

As we move into the Portfolio's first full fiscal year, we look forward to the opportunities available to investors willing and able to do thorough research. We are excited about the prospects for this Portfolio and, even if it experiences some sharp swings in price day-to-day, believe it offers investors a real opportunity for strong, long-term returns.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, begin on page 22. If you have any questions about your investment in Capital Growth Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

REAL ESTATE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

This is the first annual report on Real Estate Growth Portfolio, covering the period from the Portfolio's introduction on March 1, 1995, through its fiscal year-end on December 31, 1995. We want to welcome investors who joined the Portfolio during the period. We also would like to thank those who voted on the proposal to approve a management contract with the Portfolio's primary manager, Pioneering Management Corporation (PMC). The proxy became necessary when the parent company of Winthrop Advisors Limited Partnership, with whom the Portfolio had a subadvisory contract, was acquired by Apollo Real Estate Advisors, L.P., resulting in the automatic termination of the contract. (The special meeting took place on October 10, 1995; detailed voting results appear on page 59).

     Another special meeting has been scheduled for March 5, 1996, for contract owners to vote on adding Boston Financial Securities (BFS) as subadviser of the Portfolio. BFS is an affiliate of Boston Financial, one of the country's leading real estate investment firms. BFS has extensive experience in real estate and related investments, and provides financial, consulting and management services to real estate investors and developers. If approved as subadviser, BFS would identify and analyze potential real estate investments, monitor real estate market conditions across the country, continually review the Portfolio and provide advisory reports to Pioneer, based on its research.

                            BUILDING YOUR PORTFOLIO

Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. In selecting Portfolio investments, we focus on individual securities, analyzing company fundamentals such as balance sheets and income statements, management teams and favorable earnings potential. Over the period, we saw strong performance from office and industrial REITs. We have been especially pleased with Duke Realty Investments, an office-related enterprise based in Indiana. We also like select hotel and apartment REITs; the Portfolio's strong performers here included Equity Inns and Wellsford Residential Properties.

As of December 31, contract owners accumulated total distributions of $0.4452, including $0.1827 in non-taxable return of capital. The Portfolio's net asset value, or NAV (the value of the Portfolio's holdings plus income dividends, less operating expenses), stood at $11.23, versus its beginning NAV of $10.00 on March 1, 1995. Total return was 16.96% based on net asset value and assuming reinvestment of all dividends.

The Portfolio's accumulation unit value, or AUV, rose to $1.1563, versus its opening value of $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 15.61%, 8.61% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                                 LOOKING AHEAD

As we move into 1996 and your Portfolio's first full fiscal year, Pioneer management will continue to build your Portfolio's holdings. We are optimistic about our ability to uncover REITs that offer solid earnings and value, and we look forward to building a lasting and rewarding relationship with you.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, appear on page 28. If you have any questions about your investment in Real Estate Growth Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses, otherwise returns would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than original cost.

EQUITY-INCOME PORTFOLIO

--------------------------------------------------------------------------------

This report covers Equity-Income Portfolio's abbreviated first fiscal year, which began on March 1, 1995, and ended on December 31, 1995. We wish to welcome the investors who joined the Portfolio in that time. By the close of the year, the Portfolio had reached nearly $7 million in assets.

On December 31, the Portfolio's net asset value (NAV) was $12.17 per share, up from $10.00 on March 1. Over the course of the year, investors received a total of $0.1807 in distributions, all income dividends. Total return was 23.62% based on NAV and assuming the reinvestment of distributions. The Portfolio's accumulation unit value (AUV) rose to $1.2222 by December 31, up from its initial $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 22.22%, 15.22% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                           GOAL IS GROWTH AND INCOME

Equity-Income Portfolio is designed to seek current income and long-term capital growth by investing in income-producing equity securities of U.S.-based corporations. The Portfolio's goal is to provide a current dividend yield above that of the Standard & Poor's 500 Index. This approach is more conservative than other Portfolios in Pioneer Vision, in that a larger proportion of the Portfolio's total return comes from the compounding effect of its income dividends.

Our investment strategy for the Portfolio is to keep it fully invested, rather than attempting to "time" the stock market. The Portfolio's emphasis on dividends translates into a concentration on generally large, mature companies that tend to pay out a significant part of their income in dividends rather than reinvesting heavily in themselves as newer, high-growth businesses typically need to do. As a result, the industry weightings in the Portfolio will vary from Portfolios focused solely on growth. However, we still aim for capital appreciation. To that end, we must believe the companies we select have the ability to experience rising earnings and increasing dividends. This approach should provide investors with the opportunity to benefit from market appreciation and growth in the U.S. economy over time.

By the close of the fiscal year, we had assembled a diversified group of holdings. The accompanying chart shows the variety of industries represented on December 31.

                              SECTOR DISTRIBUTION
           (Percentage of equity investments as of December 31, 1995)

                                  [PIE CHART]
                         Financial                18%
                         Utilities                18%
                         Basic Industries         13%
                         Consumer Non-Durables    12%
                         Serives                  11%
                         Technology               10%
                         Consumer Durables         8%
                         Energy                    6%
                         Capital Goods             2%
                         Transportation            2%


                                 LOOKING AHEAD

As we move into the Portfolio's first full fiscal year, we plan to follow the same principles that guided us in 1995: We will look for U.S. companies whose stock offers the opportunity for both growth and income. If the fast-rising stock market we saw in 1995 slows its pace, or even reverses course, stocks like those in the Portfolio should enjoy some continued popularity, thanks to their attractive dividend payments.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, begin on page 33. If you have any questions about your investment in Equity-Income Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

 BALANCED PORTFOLIO

--------------------------------------------------------------------------------

This report covers Balanced Portfolio's abbreviated first fiscal year, which began on March 1, 1995, and ended on December 31, 1995. We wish to welcome the investors who joined the Portfolio in that time. By the close of the year, the Portfolio had reached nearly $3 million in assets.

On December 31, the Portfolio's net asset value (NAV) was $11.87 per share, up from $10.00 on March 1. Over the course of the year, investors received a total of $0.2022 in distributions, all income dividends. Total return was 20.84% based on NAV and assuming the reinvestment of distributions. The Portfolio's accumulation unit value (AUV) rose to $1.1648 by December 31, up from its initial $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 19.46%, 12.46% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                   AN ACTIVELY MANAGED, DIVERSIFIED PORTFOLIO

Balanced Portfolio is designed to seek capital growth and current income. What makes this Portfolio different from others offered in Pioneer Vision is that it seeks to achieve its goal by actively managing investments in a diversified portfolio that contains both equity securities and bonds. At the close of the fiscal year, the majority of the Portfolio was invested in equities, reflecting our general optimism about stocks during the course of the year. As 1996 progresses, we expect to significantly increase the Portfolio bond holdings.

When selecting stocks, so far we have emphasized mainly dividend-paying stocks that might prove less volatile than more aggressive, growth-type issues should the market's upward climb slow, or even reverse. The accompanying chart shows the variety of industries represented on December 31.

                              SECTOR DISTRIBUTION
           (Percentage of equity investments as of December 31, 1995)

                                  [PIE CHART]

                         Utilities               21%
                         Financial               20%
                         Basic Industries        13%
                         Technology              10%
                         Consumer Durables        8%
                         Consumer Non-Durables    6%
                         Transportation           8%
                         Services                 7%
                         Energy                   4%
                         Capital Goods            3%


                                 LOOKING AHEAD

We expect that bonds will play an enlarged role in the months ahead, and we would caution investors against thinking that stocks will always be as predominate as they were in 1995. Our overall strategy, however, is still to take advantage of opportunities we think will deliver Portfolio investors the best returns, whether from stocks or bonds.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, begin on page 39. If you have any questions about your investment in Balanced Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

SWISS FRANC BOND PORTFOLIO

--------------------------------------------------------------------------------

This is the first report on Swiss Franc Bond Portfolio, covering the period from the Portfolio's introduction on November 1, 1995, through its fiscal year-end on December 31, 1995. The Portfolio is designed to approximate the performance of the Swiss franc relative to the U.S. dollar, while earning a reasonable level of income. To that end, your Portfolio invests in high-quality, short- to intermediate-term bonds denominated in Swiss francs. While investors in the Portfolio recognize the historically strong performance of the Swiss franc, they also should remain aware of considerations relating to bonds denominated in a foreign currency, including currency fluctuations, social and economic instability, differing securities and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

At the close of the fiscal year, your Portfolio had been operating for a short period of time. Our efforts focused on building the Portfolio; at December 31, holdings included debt obligations from Austria, Denmark and Germany. Of course, given the short period of operations, the Portfolio's temporary cash position at fiscal year-end was relatively high -- 27%. We plan to reduce cash holdings by allocating assets prudently, taking into account your Portfolio's income objective.

As of December 31, the Portfolio's net asset value, or NAV (the value of the Portfolio's holdings plus income dividends, less operating expenses), stood at $15.06, versus its beginning NAV of $15.00 on November 1, 1995. Total return was 0.4% based on net asset value and assuming reinvestment of all dividends.

The Portfolio's accumulation unit value, or AUV, rose to $1.0015, versus its opening value of $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 0.15%, -6.16% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                                 LOOKING AHEAD

As we move into 1996 and your Portfolio's first full fiscal year, Pioneer management will continue to build your Portfolio's holdings. We are optimistic about overall investing conditions for Swiss-franc denominated bonds and our ability to deliver solid long-term results.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, appear on page 44. If you have any questions about your investment in Swiss Franc Bond Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses, otherwise returns would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than original cost.

AMERICA INCOME PORTFOLIO

--------------------------------------------------------------------------------

This first report on America Income Portfolio covers the period from the Portfolio's introduction on March 1, 1995, through its fiscal year-end on December 31, 1995. We want to welcome investors who joined the Portfolio during the period, a time in which favorable investing conditions of low inflation, slow economic growth and favorable interest rates enabled the bond market -- and your Portfolio -- to perform strongly.

We also want to take a moment to thank contract owners who voted on a proposal to broaden the Portfolio's range of investments in U.S. government securities. Contract holders approved a proposal at the special meeting held on October 10, 1995, enabling the Portfolio to invest in U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities, and in when-issued commitments and repurchase agreements with respect to these securities. (Detailed voting results appear on page 59.) The Portfolio's objective continues to be to provide investors with as high a level of current income as is consistent with the preservation of capital.

                      YOUR MANAGEMENT'S CONSERVATIVE FOCUS

By December 31, the Portfolio's assets reached $3.5 million. Your management focused its efforts on carefully allocating these assets to build your Portfolio's holdings. At the end of the fiscal year, the Portfolio was invested in U.S. Treasury securities, as well as obligations of the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., Student Loan Marketing Association, and Tennessee Valley Authority.

     As of December 31, contract owners accumulated a total of $0.3757 in income dividends. The Portfolio's 30-day yield was 5.42% as of December 31, 1995.(1) The Portfolio's net asset value, or NAV (the value of the Portfolio's holdings plus income dividends, less operating expenses), stood at $10.18, versus its beginning NAV of $10.00 on March 1, 1995. Total return was 5.68% based on net asset value and assuming reinvestment of all dividends.

The Portfolio's accumulation unit value, or AUV, rose to $1.0431, versus its opening value of $1.00. (The AUV reflects the value of the underlying investments and the deduction of annuity-related expenses.) Based on the percent change in AUV, total return was 4.68%, -1.92% assuming deduction of the maximum contingent deferred sales charge of 7% at the end of the period.

                                 LOOKING AHEAD

As we move into 1996 and your Portfolio's first full fiscal year, Pioneer management will continue to build your Portfolio's conservative holdings. We also will monitor progress on events that may affect the bond market, namely the national budget. We are optimistic about overall investing conditions and our ability to deliver solid long-term results to contract owners. We look forward to building a lasting and rewarding relationship with you.

The Portfolio's audited Schedule of Investments and financial statements as of December 31, 1995, begin on page 48. If you have any questions about your investment in America Income Portfolio, please contact your investment representative. Thank you for investing with Pioneer.
---------------

     (1) Yield is based on a standard formula prescribed by the Securities and Exchange Commission. The Portfolio's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses, otherwise returns and yields would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than original cost.

PERFORMANCE OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

The following chart shows the value of an investment made in INTERNATIONAL GROWTH PORTFOLIO, compared to the growth of the MSCI EAFE Index.

INTERNATIONAL GROWTH PORTFOLIO
Total Return
(as of December 31, 1995)

Life (3/1/95)            10.42%


                       [INSERT LINE GRAPH]

                    International      MSCI EAFE
                  Growth Portfolio       Index
                  ----------------   -----------
          3/1/95       10000             10000
         3/31/95        9990             10627
         4/28/95        9990             11029
         5/31/95       10010             10900
         6/30/95       10350             10712
         7/31/95       11080             11382
         8/31/95       10750             10951
         9/30/95       11040             11167
        10/31/95       10960             10870
        11/30/95       10950             11175
        12/31/95       11042             11628


The Morgan Stanley Capital International (MSCI) Europe Australia Far East (EAFE) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index return is calculated monthly and assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

The following chart shows the value of an investment made in CAPITAL GROWTH PORTFOLIO, compared to the growth of the Standard & Poor's 500 Index.

CAPITAL GROWTH PORTFOLIO
Total Return
(as of December 31, 1995)

Life (3/1/95)            17.13%

                           [INSERT LINE GRAPH]

                   Capital Growth    S&P 500 Index
                     Portfolio
                   --------------    -------------
          3/1/95       10000             10000
         3/31/95        9910             10338
         4/28/95       10070             10627
         5/31/95       10160             11013
         6/30/95       10650             11321
         7/31/95       11460             11681
         8/31/95       11800             11677
         9/30/95       11980             12218
        10/31/95       11600             12157
        11/30/95       11840             12656
        12/31/95       11713             12951


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index return assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

The following chart shows the value of an investment made in REAL ESTATE GROWTH PORTFOLIO, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Index.
REAL ESTATE GROWTH PORTFOLIO
Total Return
(as of December 31, 1995)

Life (3/1/95)            16.96%

                    [INSERT LINE GRAPH]

                    Real Estate                      Wilshire Real
                  Growth Portfolio   S&P 500 Index    Estate Index
                  -----------------  -------------   --------------
          3/1/95       10000             10000           10000
         3/31/95       10000             10338           10058
         4/28/95        9830             10627            9986
         5/31/95       10350             11013           10316
         6/30/95       10721             11321           10496
         7/31/95       11056             11681           10665
         8/31/95       11218             11677           10795
         9/30/95       11482             12218           10993
        10/31/95       11090             12157           10653
        11/30/95       11111             12656           10763
        12/31/95       11696             12951           11388



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operating companies. Index returns assume reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Indexes.

The following chart shows the value of an investment made in EQUITY-INCOME PORTFOLIO, compared to the growth of the Standard & Poor's 500 Index.

EQUITY-INCOME PORTFOLIO
Total Return
(as of December 31, 1995)

Life (3/1/95)            23.62%

                   [INSERT LINE GRAPH]

                   Equity-Income
                     Portfolio       S&P 500 Index
                   -------------     -------------
          3/1/95       10000             10000
         3/31/95       10280             10338
         4/28/95       10270             10627
         5/31/95       10620             11013
         6/30/95       10990             11321
         7/31/95       11372             11681
         8/31/95       11543             11677
         9/30/95       11785             12218
        10/31/95       11532             12157
        11/30/95       12138             12656
        12/31/95       12362             12951



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index return assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.
Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

The following chart shows the value of an investment made in BALANCED PORTFOLIO, compared to the growth of the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500 Index.

BALANCED PORTFOLIO
Total Return
(as of December 31, 1995)

Life (3/1/95)            20.84%

                [INSERT LINE GRAPH]

                                                     Lehman Brothers
                                                     Corporate Bond
                 Balanced Portfolio  S&P 500 Index       Index
                 ------------------  -------------   --------------
          3/1/95       10000             10000           10000
         3/31/95       10200             10338           10082
         4/28/95       10180             10627           10252
         5/31/95       10570             11013           10735
         6/30/95       10810             11321           10832
         7/31/95       11152             11681           10784
         8/31/95       11333             11677           10958
         9/30/95       11655             12218           11087
        10/31/95       11332             12157           11232
        11/30/95       12010             12656           11447
        12/31/95       12084             12951           11635



     The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Indexes.

The following chart shows the value of an investment made in AMERICA INCOME PORTFOLIO, compared to the growth of the Lehman Brothers Government Index.

AMERIC INCOME PORTFOLIO
Total Return
(as of December 31, 1995)

Life (3/1/95)            5.68%

                  [INSERT LINE GRAPH]

                                    Lehman Brothers
                   America Income   Government
                     Portfolio      Bond Index
                   --------------   ---------------
          3/1/95       10000             10000
         3/31/95        9994             10063
         4/28/95       10008             10195
         5/31/95       10042             10606
         6/30/95       10103             10687
         7/31/95       10044             10648
         8/31/95       10113             10772
         9/30/95       10201             10876
        10/31/95       10310             11041
        11/30/95       10448             11213
        12/31/95       10568             11373



The Lehman Brothers Government Bond Index is an unmanaged measure of the U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index return assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.
Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 INVESTMENT IN SECURITIES - 92.6%
                 CONVERTIBLE CORPORATE BOND - 0.3%
 $   6,000       United Microelectronics Corp., Ltd., 1.25%, 6/8/04                                   $    7,552
                                                                                                      $    7,552
                 TOTAL CONVERTIBLE CORPORATE BOND (Cost $10,145)

  SHARES
                 PREFERRED STOCKS - 2.2%
        80       Hornbach Holding AG (Non-voting)                                                     $    6,988
       350       SAP AG (Non-voting)                                                                      53,263
                                                                                                      $   60,251
                 TOTAL PREFERRED STOCKS (Cost $58,479)
                 COMMON STOCKS - 90.1%
                 BASIC INDUSTRIES - 4.6%
                 CHEMICALS - 0.9%
        30       Hoechst AG                                                                           $    8,175
     5,700       Indo Gulf Fertilizers and Chemicals Corp., Ltd. (G.D.R.)                                  8,550
       600       Reliance Industries, Ltd. (G.D.R.)                                                        8,400
                                                                                                      $   25,125
                 IRON & STEEL - 2.1%
       550       China Steel Corp. (G.D.S.)*                                                          $    9,449
     2,000       Hylsamex S.A.*                                                                            7,126
     1,300       Usinor Sacilor*                                                                          17,029
     3,000       Yodogawa Steel Works                                                                     23,604
                                                                                                      $   57,208
                 PAPER PRODUCTS - 1.1%
       740       Kymmene Oy                                                                           $   19,563
       230       Mo och Domsjo AB (Series B)                                                               9,783
                                                                                                      $   29,346
                 MANUFACTURING - 0.5%
        50       Sommer-Allibert                                                                      $   13,253
                                                                                                      $  124,932
                 TOTAL BASIC INDUSTRIES
                 CAPITAL GOODS - 15.3%
                 AEROSPACE MFG. - 0.6%
     2,000       Mitsubishi Heavy Industries Ltd.                                                     $   15,989
                 CONSTRUCTION, BUILDING MATERIALS & ENGINEERING - 4.3%
     4,000       C & P Homes*                                                                         $    2,936
     3,000       Cemex S.A.                                                                               10,747
        75       FLS Industries A/S                                                                        5,822
       100       GTM Entrepose                                                                             7,020
     1,000       JGC Corp.                                                                                10,588
     1,000       Kaneshita Construction Co.                                                               13,502
       745       Kvaerner AS                                                                              26,438
       400       Legris Industries S.A.*                                                                  13,030
       740       Powerscreen International Plc                                                             4,432
     4,000       PT Mulia Industrindo                                                                     11,294
       300       Siam City Cement Public Co., Ltd.                                                         4,691
       100       Technip                                                                                   6,887
         5       Wolseley Plc**                                                                               35
                                                                                                      $  117,422
                 MACHINERY - 4.4%
     4,000       Hitachi, Ltd.                                                                        $   40,409
     1,000       Makita Corp.                                                                             16,028
        10       Mannesmann AG                                                                             3,190
     1,000       Mitsubishi Corp.                                                                         12,336
       225       Nordtank Energy Group*                                                                   15,637
       950       Raymond, Ltd. (G.D.R.)                                                                   16,150
       330       Stork N.V.                                                                                8,198
        50       VA Technologie AG                                                                         6,359
                                                                                                      $  118,307

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 PRODUCER GOODS - 6.0%
     2,000       Canon, Inc.                                                                          $   36,330
     2,000       Glory, Ltd.                                                                              73,825
    40,000       M.C. Packaging, Ltd.                                                                     14,236
       200       Samas-Groep N.V.                                                                          7,290
       500       Sankyo Co., Ltd.                                                                         23,313
     1,500       Vitro SA                                                                                  7,125
                                                                                                      $  162,119
                                                                                                      $  413,837
                 TOTAL CAPITAL GOODS
                 CONSUMER DURABLES - 2.5%
                 MOTOR VEHICLES - 2.5%
       800       Catena AB (Series A)                                                                 $    6,252
     1,700       CIADEA S.A.*                                                                              8,791
     1,000       Honda Motor Co., Ltd.                                                                    20,690
     1,000       Suzuki Motor Co., Ltd.                                                                   11,171
     1,000       Toyota Motor Corp.                                                                       21,273
                                                                                                      $   68,177
                 TOTAL CONSUMER DURABLES
                 CONSUMER NON-DURABLES - 10.5%
                 AGRICULTURE & FOOD MANUFACTURING - 0.4%
     1,000       Cerebos Pacifico, Ltd.                                                               $    6,941
     1,500       Pioneer International, Ltd.                                                               3,881
                                                                                                      $   10,822
                 HOME PRODUCTS - 0.8%
       500       Amway Japan, Ltd.                                                                    $   21,176
                 PERSONAL CARE - 0.4%
     1,000       Shiseido Co., Ltd.                                                                   $   11,948
                 RETAIL FOOD - 0.7%
     6,000       Cifra S.A. de C.V. (Series B)*                                                       $    6,297
     4,000       PT Matahari Putra Prima                                                                   7,048
     1,200       McBride Plc*                                                                              3,584
       100       Panamerican Beverages, Inc.                                                               3,200
                                                                                                      $   20,129
                 RETAIL NON-FOOD - 0.5%
       100       Autobacs Seven Co.                                                                   $    8,334
       200       Pryca Centros Comerciales SA                                                              4,199
                                                                                                      $   12,533
                 RETAIL - GENERAL - 1.4%
     7,820       David Jones, Ltd.*                                                                   $   11,952
       100       FamilyMart                                                                                4,527
     5,500       Siam Makro Public Co., Ltd                                                               20,193
                                                                                                      $   36,672
                 TEXTILES/CLOTHES - 6.3%
       150       Adidas AG*                                                                           $    7,934
       355       Chargeurs S.A.                                                                           70,734
        50       Hennes & Mauritz AB (Series B)                                                            2,780
     8,000       Shoei                                                                                    69,939
       500       Xebio Co., Ltd.                                                                          17,728
                                                                                                      $  169,115
                                                                                                      $  282,395
                 TOTAL CONSUMER NON-DURABLES
                 ENERGY - 1.2%
                 OIL & GAS - 1.2%
       100       Compagnie Francaise de Petroleum Total                                               $    6,754
       140       Elf Aquitaine                                                                            10,323
       470       Repsol S.A.                                                                              15,411
                                                                                                      $   32,488
                 TOTAL ENERGY

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 FINANCIAL - 14.1%
                 COMMERCIAL BANK - 8.6%
     2,000       Aomori Bank, Ltd.                                                                    $   11,676
     1,600       Bangkok Bank Public Co., Ltd.                                                            19,432
     1,000       Bank Gdanski (G.D.R.)*                                                                    9,725
     1,900       Bank of Ayudhya Public Co., Ltd.                                                         10,633
     1,000       BPI-SGPS S.A.                                                                            12,160
       200       Corporacion Bancaria de Espana S.A.                                                       8,249
       500       Credit Foncier de France                                                                  7,234
     2,000       Dah Sing Financial Holdings, Ltd.                                                         4,659
     1,000       DCB Holdings Bhd.                                                                         2,918
       600       Development Bank of Singapore, Ltd.                                                       7,480
     2,600       Krung Thai Bank Public Co., Ltd.                                                         10,629
     2,000       National Finance & Securities Co., Ltd.                                                  10,716
    17,375       PT Bank Dagang Nasional Indonesia                                                        14,261
    12,700       PT Bank International Indonesia                                                          42,111
     3,000       Public Bank Bhd.                                                                          5,749
     1,000       Shizuoka Bank                                                                            12,628
       500       Siam Commercial Bank Public Co., Ltd.                                                     6,589
       700       Skandinaviska Enskilda Banken                                                             5,786
     1,000       Sumitomo Bank                                                                            14,182
     1,000       Thai Farmers Bank Public Co., Ltd.                                                       10,081
     2,500       Unitas Bank, Ltd.                                                                         6,322
                                                                                                      $  233,220
                 FINANCE - MISCELLANEOUS - 0.9%
       150       Compagnie Financiere de Paribas                                                      $    8,231
        80       Credit Local de France                                                                    6,409
     4,000       MBF Capital Bhd.                                                                          4,053
     4,500       Peregrine Investment Holdings Ltd.                                                        5,824
                                                                                                      $   24,517
                 INSURANCE - GENERAL - 4.3%
       100       Corporacion Mapfre                                                                   $    5,601
     2,000       Dai-Tokyo Fire and Marine                                                                15,309
     1,000       Dowa Fire and Marine                                                                      5,605
     2,700       Fedsure Holdings, Ltd.                                                                   19,646
     3,125       Malaysia Assurance Alliance Bhd.                                                         14,169
     6,000       National Mutual Asia, Ltd.                                                                5,435
     2,200       Pacific & Orient Bhd.*                                                                    6,939
     1,180       Skandia Forsakrings AB                                                                   31,834
       350       Societe Centrale des Assurances Generales de France                                      11,730
                                                                                                      $  116,268
                 REAL ESTATE - 0.3%
     2,000       New World Infrastructure, Ltd.*                                                      $    3,831
     7,000       PT Duta Anggada Realty                                                                    3,371
                                                                                                      $    7,202
                                                                                                      $  381,207
                 TOTAL FINANCIAL
                 SERVICES - 6.3%
                 COMMERCIAL - 0.3%
        60       Sophus Berendsen, A/S (Class B)                                                      $    6,769
                 BROADCASTING & MEDIA - 1.0%
       701       News Corp., Ltd.                                                                     $    3,747
     2,300       Publishing & Broadcasting Ltd.                                                            8,042
     1,000       Tokyo Broadcasting System                                                                16,513
                                                                                                      $   28,302

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS - 5.0%
       450       Astra AB (Series A)                                                                  $   17,923
        12       Ciba-Geigy AG                                                                            10,597
         2       Roche Holdings AG                                                                        15,878
       120       Rhone - Poulenc (Series A)                                                                2,572
     3,700       Scandinavian Mobility International*                                                     88,832
                                                                                                      $  135,802
                                                                                                      $  170,873
                 TOTAL SERVICES
                 TECHNOLOGY - 15.5%
                 ELECTRONICS - 10.0%
     1,000       Alphatec Electronics Public Co., Ltd.                                                $   14,289
       500       Amper S.A.*                                                                               5,918
     5,000       LG Electronics Inc. (G.D.R.)                                                             59,000
       100       Nintendo Corp. Ltd.                                                                       7,625
       350       Otra, N.V.                                                                                6,226
       310       Philips Electronics N.V.                                                                 11,223
     1,000       Rohm Co.*                                                                                56,631
       536       Samsung Electronics Co., Ltd. (G.D.S.)                                                   30,360
         4       Samsung Electronics Co., Ltd. (G.D.R.)*                                                     392
     2,800       Siliconware Precision Industries Co. (G.D.R.)*                                           46,200
       500       Sony Corp.                                                                               30,064
       250       Yageo Corp. (G.D.R.)*                                                                     2,250
                                                                                                      $  270,178
                 TELEPHONE NETWORKS - 5.5%
       300       Advanced Information Service Plc                                                     $    5,311
       900       Nokia Corp. (A Shares)                                                                   35,378
       900       Nokia Corp. (A.D.R.)                                                                     34,987
     3,365       Telefonaktielbologet LM Ericsson (Series B)                                              65,746
       120       Telefonos de Mexico S.A. (A.D.R.)                                                         3,825
       800       Thailand Telephone & Telecom*                                                             4,350
                                                                                                      $  149,597
                                                                                                      $  419,775
                 TOTAL TECHNOLOGY
                 TRANSPORTATION - 0.5%
                 SHIPS & SHIPPING - 0.5%
       770       Finnlines Oy                                                                         $   12,568
                                                                                                      $   12,568
                 TOTAL TRANSPORTATION
                 UTILITIES - 13.7%
                 ELECTRIC UTILITY - 5.3%
     6,000       BE Semiconductor Industry*                                                           $   78,000
     1,600       CESC, Ltd. (G.D.R.)*                                                                      4,592
     2,000       Iberdrola I S.A.                                                                         18,312
     2,000       Nichicon Corp.                                                                           29,530
       500       Shandong Huaneng Power (A.D.R.)                                                           3,375
     6,000       QPL International Holdings Ltd.                                                           6,755
       500       Union Electrica Fenosa S.A.                                                               3,011
                                                                                                      $  143,575
                 TELECOMMUNICATIONS - 8.4%
       110       Alcatel Alsthom S.A.                                                                 $    9,491
    55,000       Champion Technology Holdings Ltd.                                                         5,765
         6       DDI Corp.                                                                                46,626
       200       ECI Telecommunications Ltd.                                                               4,562
     1,890       Korea Mobile Telecommunications Corp. (G.D.S.)*                                          83,632
     1,000       Portugal Telecom S.A. (A.D.R.)*                                                          19,000
        50       PT Indonesian Satellite Corp. (A.D.R.)                                                    1,825
     4,000       Stet Societa Finanziaria Telefonica SpA                                                  11,346
       100       Telecom Argentina Stet France S.A. (A.D.R.)                                               4,763
     7,680       Telecom Italia SpA                                                                       11,984

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS (CONTINUED)
       250       Tele Danmark A/S (A.D.R.)                                                            $    6,906
     5,600       Vodafone Group Plc                                                                       20,019
                                                                                                      $  225,919
                                                                                                      $  369,494
                 TOTAL UTILITIES
                 MISCELLANEOUS - 5.9%
                 CONGLOMERATES & HOLDING COMPANIES - 5.9%
     2,000       ALFA, S.A.                                                                           $   25,550
     5,000       Benpres Holdings (G.D.R.)*                                                               25,000
       250       G.I.B. Holdings, Ltd.                                                                    10,986
     1,900       First Capital Corp., Ltd.                                                                 5,276
       500       Kinnevik AB (Series B Free)                                                              15,593
       300       Lagardere Groupe                                                                          5,518
     1,000       Land & General Holdings                                                                   2,169
    77,000       PT Bimantara Citra*                                                                      64,040
     2,000       Technology Resources Industries Bhd.*                                                     5,914
                                                                                                      $  160,046
                 TOTAL MISCELLANEOUS
                                                                                                      $2,435,792
                 TOTAL COMMON STOCKS (Cost $2,397,569)
                                                                                                      $2,503,595
                 TOTAL INVESTMENT IN SECURITIES (Cost $2,466,193)(a)(b)

 PRINCIPAL
  AMOUNT
                 TEMPORARY CASH INVESTMENT - 7.4%
 $ 200,000       Repurchase agreement with Chase Manhattan Bank, dated 12/29/95, bearing 5.65%, to       200,094
                 be repurchased at $200,000 plus accrued interest on 1/2/96, collateralized by a
                 $199,000 U.S. Treasury Note, 7.25%, 11/15/96.                                        $
                                                                                                      $  200,094
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $200,000)
                                                                                                      $2,703,689
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENT - 100.0% (Cost $2,666,193)
               * Non-income producing security.
              ** Restricted from resale until a later date to be determined by the company. At December 31,
                 1995, the value of this security amounted to $35 or 0% of total net assets.
             (a) At December 31,1995, the net unrealized gain on investments based on cost for federal income tax purposes of $2,470,719 was as follows:
                 Aggregate gross unrealized gain for the investments in which there is an excess
                 of value over tax cost                                                              $   114,871
                 Aggregate gross unrealized loss for the investments in which there is an excess
                 of tax cost over value                                                                  (81,995)
                                                                                                     -----------
                 Net unrealized gain                                                                 $    32,876
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

             (b) Investments by country of issue, as a percentage of total value of investment in securities, is as follows:
                 Japan                                                                      27.9%
                 France                                                                      7.8%
                 South Korea                                                                 6.9%
                 Sweden                                                                      6.2%
                 Indonesia                                                                   5.7%
                 Denmark                                                                     5.0%
                 Thailand                                                                    4.7%
                 Finland                                                                     4.4%
                 Netherlands                                                                 4.4%
                 Germany                                                                     3.2%
                 Mexico                                                                      2.6%
                 Taiwan                                                                      2.6%
                 Spain                                                                       2.4%
                 Hong Kong                                                                   1.9%
                 Malaysia                                                                    1.7%
                 India                                                                       1.5%
                 Portugal                                                                    1.2%
                 Australia                                                                   1.1%
                 Norway                                                                      1.1%
                 Philippines                                                                 1.1%
                 Switzerland                                                                 1.1%
                 United Kingdom                                                              1.1%
                 Others (individually less than 1%)                                          4.4%
                                                                                          -------
                                                                                           100.0%
                                                                                          =======
            Purchases and sales of securities (excluding temporary cash investments) for the period ended
              December 31, 1995 aggregated $3,363,951 and $953,777, respectively.

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment of
     $200,094) (cost $2,666,193; see Schedule of Investments and Note 1)            $2,703,689
  Cash                                                                                 277,263
  Foreign currencies, at value (Note 1)                                                 26,636
  Receivables--
      Investment securities sold                                                        48,794
      Trust shares sold                                                                  6,597
      Dividends and interest (net of foreign taxes withheld) (Note 1)                    1,287
      Due from Pioneering Management Corporation (Note 2)                               52,092
  Other                                                                                    983
                                                                                    ----------
      Total Assets                                                                  $3,117,341
                                                                                    ----------
LIABILITIES:
  Payables--
      Investment securities purchased                                               $   92,513
      Forward foreign currency settlement contracts -- net (Notes 1 and 5)                 396
  Due to affiliates (Note 3)                                                             1,998
  Accrued expenses                                                                      55,699
                                                                                    ----------
      Total liabilities                                                             $  150,606
                                                                                    ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                          $2,899,408
  Accumulated net realized gain on investments and
      foreign currency transactions (Notes 1 and 5)                                     29,855
  Net unrealized gain on investments (Note 1)                                           37,402
  Net unrealized gain on forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies (Notes 1 and 5)                      70
                                                                                    ----------
         Total net assets (equivalent to $10.93 per share on
           271,494 trust shares outstanding)                                        $2,966,735
                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Dividends (net of foreign taxes withheld of $541)                                 $   5,434
  Interest                                                                             10,186
                                                                                     --------
      Total investment income                                                       $  15,620
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                          $   8,341
  Transfer agent fees (Note 3)                                                          1,514
  Registration fees                                                                     2,065
  Professional fees                                                                    23,630
  Accounting (Note 2)                                                                  52,235
  Custodian fees                                                                       38,538
  Printing                                                                              1,400
  Fees and expenses of nonaffiliated trustees                                             551
  Miscellaneous                                                                        17,580
                                                                                     --------
      Total expenses                                                                $ 145,854
  Less fees paid indirectly (Note 4)                                                   (2,999)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                  (128,062)
                                                                                     --------
      Net expenses                                                                  $  14,793
                                                                                     --------
         Net investment income                                                      $     827
                                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
      Net realized gain (loss) from:
         Investments (Note 1)                                                       $  56,019
         Forward foreign currency contracts and other assets and liabilities
           denominated in foreign currencies (Notes 1 and 5)                               (5)
                                                                                     --------
                                                                                    $  56,014
                                                                                     --------
      Net unrealized gain from:
         Investments (Note 1)                                                       $  37,402
         Forward foreign currency contracts and other assets and liabilities
           denominated in foreign currencies (Notes 1 and 5)                               70
                                                                                     --------
                                                                                    $  37,472
                                                                                     --------
         Net gain on investments and foreign currency transactions                  $  93,486
                                                                                     --------
         Net increase in net assets resulting from operations                       $  94,313
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                             $      827
  Net realized gain on investments and foreign currency transactions                    56,014
  Net unrealized gain on investments and foreign currency
      transactions                                                                      37,472
                                                                                    ----------
         Net increase in net assets resulting from operations                       $   94,313
                                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.00 per share)                                      $     (827)
  In excess of net investment income ($0.02 per share)                                  (2,895)
  From net realized gain ($0.09 per share)                                             (23,264)
                                                                                    ----------
         Net decrease in net assets resulting from distributions to
           shareholders                                                             $  (26,986)
                                                                                    ----------
FROM TRUST SHARE TRANSACTIONS:

                                                                        SHARES
                                                                        -------
  Net proceeds from sale of shares                                      253,350     $2,725,200
  Net asset value of shares issued to shareholders in
      reinvestment of dividends                                           2,510         26,986
  Cost of shares repurchased                                             (9,366)      (102,778)
                                                                        -------     ----------
         Net increase in net assets resulting from trust share
           transactions                                                 246,494     $2,649,408
                                                                        =======
                                                                                    ----------
         Net increase in net assets                                                 $2,716,735
NET ASSETS:
  Beginning of period (initial capitalization - 25,000 shares)                         250,000
                                                                                    ----------
  End of period                                                                     $2,966,735
                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                   $ 10.00
                                                                                       ---------
                                                                                             -
Increase from investment operations:
  Net investment income                                                                $    --
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                         1.04
                                                                                       ---------
                                                                                             -
  Total increase from investment operations                                            $  1.04
Distributions to shareholders from:
  Net investment income                                                                  (0.02)
  Net realized gain                                                                      (0.09)
                                                                                       ---------
                                                                                             -
    Net increase in net asset value                                                    $  0.93
                                                                                       ---------
                                                                                             -
Net asset value, end of period                                                         $ 10.93
                                                                                       ==========
Total return*                                                                            10.42%
Ratio of net operating expenses to average net assets                                     2.10%**+
Ratio of net investment loss to average net assets                                       (0.25%)**+
Portfolio turnover rate                                                                 138.64%**
Net assets, end of period (in thousands)                                               $ 2,967
Ratios assuming no waiver of fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
      Net operating expenses                                                             17.22%**
      Net investment loss                                                               (15.37%)**
Ratios assuming waiver of fees and assumption of expenses by PMC and reduction for fees paid indirectly:
      Net operating expenses                                                              1.75%**
      Net investment income                                                               0.10%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
              COMMON STOCKS - 90.3%
              BASIC INDUSTRIES - 1.9%
              IRON & STEEL - 1.9%
    30,000    Armco, Inc.*                                                                            $  176,250
                                                                                                      ----------
              TOTAL BASIC INDUSTRIES                                                                  $  176,250
                                                                                                      ----------
              CAPITAL GOODS - 14.4%
              CONSTRUCTION & ENGINEERING - 9.3%
     4,000    Devcon International Corp.*                                                             $   32,000
    25,000    Insteel Industries, Inc.                                                                   171,875
    16,000    Justin Industries                                                                          176,000
    27,000    Kasler Holding Co.*                                                                        175,500
     6,000    Lone Star Industries, Inc.                                                                 150,000
    19,000    Perini Corp.*                                                                              156,750
                                                                                                      ----------
                                                                                                      $  862,125
                                                                                                      ----------
              POLLUTION & WASTE - 1.4%
    31,000    Catalytica, Inc.*                                                                       $  135,625
                                                                                                      ----------
              PRODUCER GOODS - 3.7%
    21,400    Griffon Corp.*                                                                          $  192,600
     7,000    Rival Manufacturing Co.                                                                    154,875
                                                                                                      ----------
                                                                                                      $  347,475
                                                                                                      ----------
              TOTAL CAPITAL GOODS                                                                     $1,345,225
                                                                                                      ----------
              CONSUMER DURABLES - 4.7%
              CONSUMER LUXURIES - 2.6%
     6,000    Ladd Furniture, Inc.                                                                    $   78,750
    31,000    Meridian Sports, Inc.*                                                                     158,875
                                                                                                      ----------
                                                                                                      $  237,625
                                                                                                      ----------
              MOTOR VEHICLES - 2.1%
    22,700    TBC Corp.*                                                                              $  195,788
                                                                                                      ----------
              TOTAL CONSUMER DURABLES                                                                 $  433,413
                                                                                                      ----------
              CONSUMER NON-DURABLES - 30.1%
              RETAIL NON-FOOD - 26.8%
    18,200    Best Products Corp., Inc.*                                                              $   86,450
    38,000    Drug Emporium, Inc.*                                                                       156,750
     9,000    Fingerhut Co., Inc.                                                                        124,875
    15,000    Forschner Group, Inc.*                                                                     185,625
     8,200    Fuqua Enterprises Inc.*                                                                    152,725
    43,000    Genesco Inc.*                                                                              150,500
   575,500    Grossman's Inc.*                                                                           647,438
    21,500    Kmart Corp.                                                                                155,875
    47,400    Levitz Furniture, Inc.*                                                                    159,975
    19,000    The Stride Rite Corp.                                                                      142,500
    55,000    Sunbelt Nursery Group, Inc.*                                                               127,188
    18,200    Syms Corp.*                                                                                136,500
     5,700    TJX Companies, Inc.                                                                        107,587
    24,000    Wet Seal, Inc. (Class A)*                                                                  162,000
                                                                                                      ----------
                                                                                                      $2,495,988
                                                                                                      ----------
              TEXTILES/CLOTHES - 3.3%
     1,800    Galey & Lord, Inc.*                                                                     $   19,350
    36,000    Hartmax Corp.*                                                                             157,500
    32,100    Tultex Corp.*                                                                              132,412
                                                                                                      ----------
                                                                                                      $  309,262
                                                                                                      ----------
              TOTAL CONSUMER NON-DURABLES                                                             $2,805,250
                                                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
              ENERGY - 3.2%
              OIL SERVICES - 3.2%
     5,500    Crystal Oil Co.*                                                                        $  165,687
    42,000    Zapata Corp.*                                                                              131,250
                                                                                                      ----------
              TOTAL ENERGY                                                                            $  296,937
                                                                                                      ----------
              FINANCIAL - 11.2%
              FINANCIAL SERVICES - 1.3%
     2,000    Arden Group Inc. Class A*                                                               $  119,000
                                                                                                      ----------
              INSURANCE - 6.1%
    24,000    American Annuity Group, Inc.                                                            $  285,000
     4,163    Financial Security Assurance Holdings Ltd.                                                 103,555
    11,000    Western National Corp.                                                                     177,375
                                                                                                      ----------
                                                                                                      $  565,930
                                                                                                      ----------
              REAL ESTATE - 3.8%
    15,800    Amresco, Inc.                                                                           $  201,450
    33,000    Patten Corp.*                                                                              156,750
                                                                                                      ----------
                                                                                                      $  358,200
                                                                                                      ----------
              TOTAL FINANCIAL                                                                         $1,043,130
                                                                                                      ----------
              SERVICES - 14.0%
              HEALTH SERVICES & PERSONAL CARE - 6.9%
    20,000    Aequitron Medical, Inc.*                                                                $  152,500
    10,000    Allied Healthcare Products Inc.                                                            160,000
    10,000    Myriad Genetics, Inc.*                                                                     326,250
                                                                                                      ----------
                                                                                                      $  638,750
                                                                                                      ----------
              PHARMACEUTICALS - 5.9%
    65,000    American White Cross Inc.*                                                              $  154,375
    14,400    Autoimmune Inc.*                                                                           162,000
    21,300    Ligand Pharmaceutical Inc.*                                                                228,975
                                                                                                      ----------
                                                                                                      $  545,350
                                                                                                      ----------
              PUBLISHING - 1.2%
     3,000    Value Line, Inc.                                                                        $  115,500
                                                                                                      ----------
              TOTAL SERVICES                                                                          $1,299,600
                                                                                                      ----------
              TECHNOLOGY - 10.8%
              COMPUTER SERVICES & SOFTWARE - 6.6%
     3,000    Equinox Systems Inc.*                                                                   $   22,875
    14,500    MICOM Communications Corp.*                                                                110,562
    30,000    NetFRAME Systems, Inc.*                                                                    159,375
    15,000    TGV Software, Inc.*                                                                        142,500
    24,400    Walker Interactive Systems, Inc.*                                                          181,475
                                                                                                      ----------
                                                                                                      $  616,787
                                                                                                      ----------
              TECHNOLOGY - 4.2%
    15,000    Ballard Power Systems, Inc.*                                                            $  165,821
    13,000    Banyan Systems Inc.*                                                                       133,250
    28,600    Dataflex Corp.*                                                                             96,525
                                                                                                      ----------
                                                                                                         395,596
                                                                                                      ----------
              TOTAL TECHNOLOGY                                                                        $1,012,383
                                                                                                      ----------
              TOTAL COMMON STOCKS (Cost $8,450,475)(a)                                                $8,412,188

  PRINCIPAL
   AMOUNT                                                                                               ----------
              TEMPORARY CASH INVESTMENT - 9.7%
 $ 900,000    Repurchase agreement with Chase Manhattan Corp., dated 12/29/95, bearing 5.65% to be repurchased at $900,000 plus accrued interest on 1/2/96, collateralized by $896,000
              U.S. Treasury Notes, 7.25%, 11/15/96                                                    $  900,424
                                                                                                      ----------
              TOTAL TEMPORARY CASH INVESTMENT (Cost $900,000)                                         $  900,424
                                                                                                      ----------
              TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $9,350,475)                               $9,312,612
                                                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

             * Non-income producing security.
           (a) At December 31, 1995, the net unrealized loss on investments based on cost for federal income tax purposes of $8,450,475 was as follows:
               Aggregate gross unrealized gain for all investments in which there is an excess
               of value over tax cost                                                                 $  587,229
               Aggregate gross unrealized loss for all investments in which there is an excess
               of tax cost over value                                                                   (625,516)
                                                                                                      ----------
               Net unrealized loss                                                                    $  (38,287)
                                                                                                      ==========
                   Purchases and sales of securities (excluding temporary cash investments) for the period ended
                                             December 31, 1995 aggregated $9,185,764 and $977,583, respectively.

BALANCE SHEET - DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment
      of $900,424) (cost $9,350,475; see Schedule of Investments and Note 1)        $9,312,612
  Cash                                                                                  28,637
  Receivables--
      Trust shares sold                                                                 22,948
      Dividends                                                                          2,840
      Due from Pioneering Management Corporation (Note 2)                               14,821
  Other                                                                                  1,299
                                                                                    ----------
      Total assets                                                                  $9,383,157
                                                                                    ----------
LIABILITIES:
  Due to affiliates (Note 3)                                                        $    1,506
  Accrued expenses                                                                      24,717
                                                                                    ----------
      Total liabilities                                                             $   26,223
                                                                                    ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                          $9,248,441
  Accumulated net realized gain on investments (Note 1)                                146,780
  Net unrealized loss on investments (Note 1)                                          (38,287)
                                                                                    ----------
         Total net assets (equivalent to $11.57 per share on
           808,983 trust shares outstanding)                                        $9,356,934
                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Interest                                                                           $ 45,318
  Dividends                                                                            10,952
                                                                                     --------
      Total investment income                                                        $ 56,270
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $ 17,739
  Transfer agent fees (Note 3)                                                          1,506
  Registration fees                                                                     3,940
  Professional fees                                                                    25,019
  Accounting (Note 2)                                                                  44,996
  Custodian fees                                                                       11,886
  Printing                                                                                704
  Fees and expenses of nonaffiliated trustees                                             522
  Miscellaneous                                                                         2,573
                                                                                     --------
      Total expenses                                                                 $108,885
  Less fees paid indirectly (Note 4)                                                   (1,866)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (65,951)
                                                                                     --------
      Net expenses                                                                   $ 41,068
                                                                                     --------
         Net investment income                                                       $ 15,202
                                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments (Note 1)                                      $242,294
      Net unrealized loss on investments (Note 1)                                     (38,287)
                                                                                     --------
         Net gain on investments                                                     $204,007
                                                                                     --------
         Net increase in net assets resulting from operations                        $219,209
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                             $   15,202
  Net realized gain on investments                                                     242,294
  Net unrealized loss on investments                                                   (38,287)
                                                                                    ----------
         Net increase in net assets resulting from operations                       $  219,209
                                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.02 per share)                                      $  (15,202)
  In excess of net investment income ($0.00 per share)                                  (1,654)
  From net realized gain ($0.12 per share)                                             (93,860)
                                                                                    ----------
         Decrease in net assets resulting from distributions
           to shareholders                                                          $ (110,716)
                                                                                    ----------
FROM TRUST SHARE TRANSACTIONS:

                                                                        SHARES
                                                                        -------
  Net proceeds from sale of shares                                      812,531     $9,287,478
  Net asset value of shares issued to shareholders in
      reinvestment of dividends                                           9,447        110,716
  Cost of shares repurchased                                            (22,995)      (249,753)
                                                                        -------     ----------
         Net increase in net assets resulting from trust share
           transactions                                                 798,983     $9,148,441
                                                                        =======
                                                                                    ----------
         Net increase in net assets                                                 $9,256,934
NET ASSETS:
  Beginning of period (initial capitalization - 10,000 shares)                         100,000
                                                                                    ----------
  End of period                                                                     $9,356,934
                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                    $10.00
                                                                                        -------
                                                                                           ---
Increase from investment operations:
  Net investment income                                                                 $ 0.02
  Net realized and unrealized gain on investments                                         1.69
                                                                                        -------
                                                                                           ---
  Net increase from investment operations                                               $ 1.71
Distributions to shareholders from:
  Net investment income                                                                  (0.02)
  Net realized gain                                                                      (0.12)
                                                                                        -------
                                                                                           ---
    Net increase in net asset value                                                     $ 1.57
                                                                                        -------
                                                                                           ---
Net asset value, end of period                                                          $11.57
                                                                                        ==========
Total return*                                                                            17.13%
Ratio of net operating expenses to average net assets                                     1.56%**+
Ratio of net investment income to average net assets                                      0.48%**+
Portfolio turnover rate                                                                  46.09%**
Net assets, end of period (in thousands)                                                $9,357
Ratios assuming no waiver of fees and assumption of expenses and no reduction for fees paid indirectly:
      Net operating expenses                                                              3.95%**
      Net investment loss                                                                (1.91%)**
Ratios assuming waiver of fees and assumption of expenses
  and reduction for fees paid indirectly:
      Net operating expenses                                                              1.49%**
      Net investment income                                                               0.55%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

REAL ESTATE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES                                                                                                  VALUE
---------------------------------------------------------------------------------------------------------------
            INVESTMENT IN SECURITIES - 100%
            CAPITAL GOODS - 1.8%
            CONSTRUCTION & ENGINEERING
  500       Ply Gems Industries, Inc.                                                                  $  8,125
                                                                                                       --------
            TOTAL CAPITAL GOODS (Cost $7,655)                                                          $  8,125
                                                                                                       --------
            REAL ESTATE INVESTMENT TRUSTS - 95.4%
  400       Bradley Real Estate Trust                                                                  $  5,400
  900       CenterPoint Properties Corp.                                                                 20,812
  700       Developers Diversified Realty Corp.                                                          21,000
  700       Duke Realty Investments, Inc.                                                                21,963
1,700       Equity Inns, Inc.                                                                            19,550
  700       Equity Residential Property                                                                  21,438
  700       Factory Stores of America, Inc.                                                               9,188
  900       Gables Residential Trust                                                                     20,587
1,000       General Growth Properties                                                                    20,750
  800       HGI Realty, Inc.                                                                             18,300
1,000       JP Realty, Inc.                                                                              21,875
  800       Merry Land & Investment Co., Inc.                                                            18,900
  900       National Golf Properties, Inc.                                                               20,587
  900       Oasis Residential, Inc.                                                                      20,475
  600       Post Properties, Inc.                                                                        19,125
  700       Spieker Properties, Inc.                                                                     17,587
  800       Sun Communities, Inc.                                                                        21,100
  800       Tanger Factory Outlet Centers, Inc.                                                          20,000
  800       Trinet Corporate Realty Trust, Inc.                                                          21,800
1,000       Walden Residential Properties                                                                20,875
  800       Weeks Corporation                                                                            20,100
  200       Weingarten Realty Investors                                                                   7,600
  900       Wellsford Residential Properties Trust                                                       20,700
                                                                                                       --------
            TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $403,310)                                        $429,712
                                                                                                       --------
            REAL ESTATE SERVICES - 2.8%
1,000       Amresco, Inc.                                                                              $ 12,750
                                                                                                       --------
            TOTAL REAL ESTATE SERVICES (Cost $7,000)                                                   $ 12,750
                                                                                                       --------
            TOTAL INVESTMENT IN SECURITIES (Cost $417,965)(a)                                          $450,587
                                                                                                       ========
         (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $417,965 was as follows:
                                                                                                        $ 35,944
             Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost
                                                                                                          (3,322)
             Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value
                                                                                                        --------
                                                                                                        $ 32,622
             Net unrealized gain
                                                                                                        =========
             Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1995 aggregated $424,105 and $2,350, respectively.

   The accompanying notes are an integral part of these financial statements.

REAL ESTATE GROWTH PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $417,965; see Schedule of
     Investments and Note 1)                                                         $450,587
  Cash                                                                                 98,525
  Receivables--
      Trust shares sold                                                                 2,653
      Dividends                                                                         3,792
      Due from Pioneering Management Corporation (Note 2)                              25,986
  Other                                                                                   962
                                                                                     ----------
      Total assets                                                                   $582,505
                                                                                     ----------
LIABILITIES:
  Payables--
      Investment securities purchased                                                $ 42,590
  Due to affiliates (Note 3)                                                            1,514
  Accrued expenses                                                                     25,905
                                                                                     ----------
      Total liabilities                                                              $ 70,009
                                                                                     ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                           $479,874
  Net unrealized gain on investments (Note 1)                                          32,622
                                                                                     ----------
         Total net assets (equivalent to $11.23 per share on
           45,631 trust shares outstanding)                                          $512,496
                                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

REAL ESTATE GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Dividends                                                                          $  9,051
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $  1,879
  Transfer agent fees (Note 3)                                                          1,514
  Registration fees                                                                     2,066
  Professional fees                                                                    25,043
  Accounting (Note 2)                                                                  42,160
  Custodian fees                                                                       10,281
  Printing                                                                                556
  Fees and expenses of nonaffiliated trustees                                             552
  Miscellaneous                                                                         2,908
                                                                                     --------
      Total expenses                                                                 $ 86,959
  Less fees paid indirectly (Note 4)                                                   (1,014)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (82,981)
                                                                                     --------
      Net expenses                                                                   $  2,964
                                                                                     --------
         Net investment income                                                       $  6,087
                                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments (Note 1)                                      $    950
      Net unrealized gain on investments (Note 1)                                      32,622
                                                                                     --------
         Net gain on investments                                                     $ 33,572
                                                                                     --------
         Net increase in net assets resulting from operations                        $ 39,659
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.

REAL ESTATE GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                               $  6,087
  Net realized gain on investments                                                         950
  Net unrealized gain on investments                                                    32,622
                                                                                      --------
         Net increase in net assets resulting from operations                         $ 39,659
                                                                                      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ($0.23 per share)                                             $ (5,705)
  Tax return of capital ($0.18 per share)                                               (4,425)
  Net realized gain ($0.03 per share)                                                   (1,332)
                                                                                      --------
         Decrease in net assets resulting from distributions
           to shareholders                                                            $(11,462)
                                                                                      --------
FROM TRUST SHARE TRANSACTIONS:

                                                                          SHARES
                                                                          ------
  Net proceeds from sale of shares                                         37,073     $400,041
  Net asset value of shares issued to shareholders in
      reinvestment of dividends                                             1,048       11,462
  Cost of shares repurchased                                               (2,490)     (27,204)
                                                                           ------     --------
         Net increase in net assets resulting from trust share
           transactions                                                    35,631     $384,299
                                                                           ======
                                                                                      --------
         Net increase in net assets                                                   $412,496
NET ASSETS:
  Beginning of period (initial capitalization - 10,000 shares)                         100,000
                                                                                      --------
  End of period                                                                       $512,496
                                                                                      ========

   The accompanying notes are an integral part of these financial statements.

REAL ESTATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                   $ 10.00
                                                                                       ---------
                                                                                             -
Increase from investment operations:
  Net investment income                                                                $  0.12
  Net realized and unrealized gain on investments                                         1.55
                                                                                       ---------
                                                                                             -
  Total increase from investment operations                                            $  1.67
Distributions to shareholders from:
  Net investment income                                                                  (0.23)
  Tax return of capital                                                                  (0.18)
  Net realized gain                                                                      (0.03)
                                                                                       ---------
                                                                                             -
    Net increase in net asset value                                                    $  1.23
                                                                                       ---------
                                                                                             -
Net asset value, end of period                                                         $ 11.23
                                                                                       ==========
Total return*                                                                            16.96%
Ratio of net operating expenses to average net assets                                     2.10%**+
Ratio of net investment income to average net assets                                      2.68%**+
Portfolio turnover rate                                                                   1.43%**
Net assets, end of period (in thousands)                                               $   512
Ratios assuming no waiver of fees and assumption of expenses by PMC and reduction for fees paid indirectly:
      Net operating expenses                                                             45.96%**
      Net investment loss                                                               (41.18%)**
Ratios assuming waiver of fees and assumption of expenses
  by PMC and reduction for fees paid indirectly:
      Net operating expenses                                                              1.57%**
      Net investment income                                                               3.21%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

EQUITY-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------
            INVESTMENT IN SECURITIES - 91.3%
            CONVERTIBLE PREFERRED STOCKS - 2.8%
1,100       Delta Air Lines, Inc., $3.50 (Series C)                                                   $   65,313
  100       Reynolds Metals, 7.00%                                                                         5,062
2,000       Rouse Co., 6.50% (Series A)                                                                  103,250
  570       Sprint, 8.25%, 2000                                                                           21,660
                                                                                                        --------
            TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $193,091)                                        $  195,285
                                                                                                        --------
            COMMON STOCKS - 88.5%
            BASIC INDUSTRIES - 11.6%
            CHEMICALS - 4.0%
3,441       ARCO Chemical Co.                                                                         $  167,319
1,000       Borden Chemicals and Plastics, L.P.                                                           12,750
  100       E.I. du Pont de Nemours and Co.                                                                6,987
4,000       A. Schulman, Inc.                                                                             90,000
                                                                                                        --------
                                                                                                      $  277,056
                                                                                                        --------
            METALS & MINING - 5.9%
2,500       Allegheny Ludlum Corp.                                                                    $   46,250
3,400       Aluminum Company of America                                                                  179,775
2,900       Phelps Dodge Corp.                                                                           180,525
                                                                                                        --------
                                                                                                      $  406,550
                                                                                                        --------
            PAPER PRODUCTS - 1.7%
  900       Louisiana Pacific Corp.                                                                   $   21,825
2,100       Union Camp Corp.                                                                             100,013
                                                                                                        --------
                                                                                                      $  121,838
                                                                                                        --------
            TOTAL BASIC INDUSTRIES                                                                    $  805,444
                                                                                                        --------
            CAPITAL GOODS - 1.9%
            PRODUCER GOODS - 1.9%
  300       Manitowoc Company, Inc.                                                                   $    9,188
7,500       Westinghouse Electric Corp.                                                                  123,750
                                                                                                        --------
            TOTAL CAPITAL GOODS                                                                       $  132,938
                                                                                                        --------
            CONSUMER DURABLES - 7.8%
            MOTOR VEHICLES - 7.8%
2,000       Chrysler Corp.                                                                            $  110,750
3,800       Ford Motor Co.                                                                               110,200
6,000       General Motors Corp.                                                                         317,250
                                                                                                        --------
            TOTAL CONSUMER DURABLES                                                                   $  538,200
                                                                                                        --------
            CONSUMER NON-DURABLES - 11.4%
            AGRICULTURE & FOOD - 9.2%
4,100       CPC International, Inc.                                                                   $  281,362
8,000       H.J. Heinz Co.                                                                               265,000
2,750       Quaker Oats Co.                                                                               94,875
                                                                                                        --------
                                                                                                      $  641,237
                                                                                                        --------
            RETAIL NON-FOOD - 2.2%
  950       J.C. Penney Co., Inc.                                                                     $   45,244
2,050       May Department Stores Co.                                                                     86,612
  450       Mercantile Stores Co., Inc.                                                                   20,813
                                                                                                        --------
                                                                                                      $  152,669
                                                                                                        --------
            TOTAL CONSUMER NON-DURABLES                                                               $  793,906
                                                                                                        --------
            ENERGY - 5.2%
            OIL & GAS EXTRACTION - 5.2%
1,680       Amoco Corp.                                                                               $  120,750
3,300       Chevron Corporation                                                                          173,250
1,000       Schlumberger, Ltd.                                                                            69,250
                                                                                                        --------
            TOTAL ENERGY                                                                              $  363,250
                                                                                                        --------

   The accompanying notes are an integral part of these financial statements.

EQUITY-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------
            FINANCIAL - 15.2%
            COMMERCIAL BANKS - 12.5%
7,000       H.F. Ahmanson & Co.                                                                       $  185,500
2,700       The Bank of New York Company, Inc.                                                           131,625
1,000       Corestates Financial Corp.                                                                    37,875
2,000       First Chicago NBD Corp.                                                                       79,000
1,650       FirsTier Financial, Inc.                                                                      72,600
2,400       First Security Corp.                                                                          92,400
  200       First Tennessee National Corp.                                                                12,100
5,420       Huntington Bancshares, Inc.                                                                  130,080
  367       Old Kent Financial Corp.                                                                      15,093
3,500       PNC Bank Corp.                                                                               112,875
                                                                                                        --------
                                                                                                      $  869,148
                                                                                                        --------
            INSURANCE - 2.7%
  500       Chubb Corp.                                                                               $   48,375
4,000       Safeco Corp.                                                                                 138,000
                                                                                                        --------
                                                                                                      $  186,375
                                                                                                        --------
            TOTAL FINANCIAL                                                                           $1,055,523
                                                                                                        --------
            SERVICES - 9.7%
            BROADCASTING & MEDIA - 0.4%
1,300       U.S. West Media Group*                                                                    $   24,700
                                                                                                        --------
            HEALTH & PERSONAL CARE - 4.7%
1,000       Becton Dickinson & Co.                                                                    $   75,000
5,400       U.S. Healthcare, Inc.                                                                        251,100
                                                                                                        --------
                                                                                                      $  326,100
                                                                                                        --------
            PUBLISHING - 1.8%
1,500       Dun & Bradstreet Corp.                                                                    $   97,125
  300       McGraw Hill Companies, Inc.                                                                   26,138
                                                                                                        --------
                                                                                                      $  123,263
                                                                                                        --------
            PHARMACEUTICALS - 2.8%
1,200       Bristol-Myers Squibb Co.                                                                  $  103,050
1,700       Schering-Plough                                                                               93,075
                                                                                                        --------
                                                                                                      $  196,125
                                                                                                        --------
            TOTAL SERVICES                                                                            $  670,188
                                                                                                        --------
            TECHNOLOGY - 8.9%
            BUSINESS MACHINES - 2.9%
2,000       Apple Computers, Inc.                                                                     $   63,750
1,500       IBM Corp.                                                                                    137,625
                                                                                                        --------
                                                                                                      $  201,375
                                                                                                        --------
            ELECTRONICS - 5.8%
3,000       Diebold, Inc.                                                                             $  166,124
3,100       General Motors Corp. (Class H)                                                               152,288
1,180       Thomas & Betts Corp.                                                                          87,025
                                                                                                        --------
                                                                                                      $  405,437
                                                                                                        --------
            PHOTO/INSTRUMENTATION - 0.2%
  200       Eastman Kodak Co.                                                                         $   13,400
                                                                                                        --------
            TOTAL TECHNOLOGY                                                                          $  620,212
                                                                                                        --------
            TRANSPORTATION - 0.8%
            RAILROAD & BUS - 0.8%
  300       Conrail, Inc.                                                                             $   21,000
  500       Union Pacific Corp.                                                                           33,000
                                                                                                        --------
            TOTAL TRANSPORTATION                                                                      $   54,000
                                                                                                        --------

   The accompanying notes are an integral part of these financial statements.

EQUITY-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------
            UTILITIES - 16.0%
            ELECTRIC UTILITIES - 4.3%
4,000       Allegheny Power System, Inc.                                                              $  114,500
5,600       Western Resources, Inc.                                                                      186,900
                                                                                                        --------
                                                                                                      $  301,400
                                                                                                        --------
            GAS UTILITIES - 1.8%
4,300       Brooklyn Union Gas Co.                                                                    $  125,775
                                                                                                        --------
            TELECOMMUNICATIONS - 9.0%
1,600       Ameritech Corp.                                                                           $   94,400
2,000       Bell Atlantic Corp.                                                                          133,750
3,200       BellSouth Corp.                                                                              139,200
  800       Frontier Corp.                                                                                24,000
2,300       Lincoln Telecommunications Co.                                                                48,587
  300       NYNEX Corp.                                                                                   16,200
3,700       Pacific Telesis Group                                                                        124,412
1,300       U.S. West Communications Group                                                                46,475
                                                                                                        --------
                                                                                                      $  627,024
                                                                                                        --------
            UTILITY/OTHER - 0.9%
1,400       Aquarion Co.                                                                              $   35,700
  800       E'Town Corp.                                                                                  24,100
                                                                                                        --------
                                                                                                      $   59,800
                                                                                                        --------
            TOTAL UTILITIES                                                                           $1,113,999
                                                                                                        --------
            TOTAL COMMON STOCKS (Cost $5,796,185)                                                     $6,147,660
                                                                                                        --------
            TOTAL INVESTMENT IN SECURITIES (Cost $5,989,276)(a)                                       $6,342,945
                                                                                                        --------

PRINCIPAL
 AMOUNT
---------
              TEMPORARY CASH INVESTMENT - 8.7%
$ 600,000     Repurchase Agreement with Citibank Corp., dated 12/29/95, bearing 5.85%, to be repurchased at $600,000 plus accrued interest on 1/2/96, collateralized by $594,000
              U.S. Treasury Notes, 5.625%, 1/31/98                                                    $  600,293
                                                                                                      ----------
              TOTAL TEMPORARY CASH INVESTMENT (Cost $600,000)                                         $  600,293
                                                                                                      ----------
              TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
              CASH INVESTMENT - 100.0% (Cost $6,589,276)                                              $6,943,238
                                                                                                      ==========
            * Non-income producing security.
          (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $5,989,276 was as follows:
              Aggregate gross unrealized gain for all investments in which there is an excess         $  441,234
              of value over tax cost
              Aggregate gross unrealized loss for all investments in which there is an excess            (87,565)
              of tax cost over value
                                                                                                      ----------
              Net unrealized gain                                                                     $  353,669
                                                                                                      ==========
          Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1995 aggregated $5,989,291 and $17, respectively.

   The accompanying notes are an integral part of these financial statements.

EQUITY-INCOME PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment of
     $600,293) (cost $6,589,276; see Schedule of Investments and Note 1)            $6,943,238
  Receivables--
      Trust shares sold                                                                 36,231
      Dividends                                                                         19,939
      Due from Pioneering Management Corporation (Note 2)                               18,303
  Other                                                                                  1,320
                                                                                    ----------
      Total assets                                                                  $7,019,031
                                                                                    ----------
LIABILITIES:
  Due to bank                                                                       $   79,544
  Due to affiliates (Note 3)                                                             1,524
  Accrued expenses                                                                      24,274
                                                                                    ----------
      Total liabilities                                                             $  105,342
                                                                                    ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                          $6,557,450
  Accumulated undistributed net investment income (Note 1)                               2,568
  Accumulated net realized gain on investments (Note 1)                                      2
  Net unrealized gain on investments (Note 1)                                          353,669
                                                                                    ----------
         Total net assets (equivalent to $12.17 per share based on
           568,005 trust shares outstanding)                                        $6,913,689
                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

EQUITY-INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Dividends                                                                          $ 70,698
  Interest                                                                              5,849
                                                                                     --------
      Total investment income                                                        $ 76,547
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $ 10,878
  Transfer agent fees (Note 3)                                                          1,524
  Registration fees                                                                       906
  Professional fees                                                                    22,126
  Accounting (Note 2)                                                                  38,904
  Custodian fees                                                                       11,776
  Regulatory reporting                                                                  1,190
  Fees and expenses of nonaffiliated trustees                                             514
  Printing                                                                                256
  Miscellaneous                                                                         1,987
                                                                                     --------
      Total expenses                                                                 $ 90,061
  Less fees paid indirectly (Note 4)                                                   (2,708)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (62,513)
                                                                                     --------
      Net expenses                                                                   $ 24,840
                                                                                     --------
         Net investment income                                                       $ 51,707
                                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments (Note 1)                                      $      2
      Net unrealized gain on investments (Note 1)                                     353,669
                                                                                     --------
         Net gain on investments                                                     $353,671
                                                                                     --------
         Net increase in net assets resulting from operations                        $405,378
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.

EQUITY-INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                             $   51,707
  Net realized gain on investments                                                           2
  Net unrealized gain on investments                                                   353,669
                                                                                    ----------
         Net increase in net assets resulting from operations                       $  405,378
                                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ($0.18 per share)                                           $  (49,139)
                                                                                    ----------
FROM TRUST SHARE TRANSACTIONS:

                                                                        SHARES
                                                                        -------
  Net proceeds from sale of shares                                      566,392     $6,550,913
  Net asset value of shares issued to shareholders in reinvestment
      of dividends                                                        4,147         49,139
  Cost of shares repurchased                                            (12,534)      (142,602)
                                                                        -------     ----------
         Net increase in net assets resulting from trust share
           transactions                                                 558,005     $6,457,450
                                                                        =======
                                                                                    ----------
         Net increase in net assets                                                 $6,813,689
NET ASSETS:
  Beginning of period (initial capitalization -- 10,000 shares)                        100,000
                                                                                    ----------
  End of period (including accumulated undistributed net investment
      income of $2,568)                                                             $6,913,689
                                                                                    ==========

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                    $10.00
                                                                                        -------
                                                                                           ---
Increase from investment operations:
  Net investment income                                                                 $ 0.19
  Net realized and unrealized gain on investments                                         2.16
                                                                                        -------
                                                                                           ---
  Total increase from investment operations                                             $ 2.35
Distributions to shareholders from:
  Net investment income                                                                  (0.18)
                                                                                        -------
                                                                                           ---
    Net increase in net asset value                                                     $ 2.17
                                                                                        -------
                                                                                           ---
Net asset value, end of period                                                          $12.17
                                                                                        ==========
Total return*                                                                            23.62%
Ratio of net operating expenses to average net assets                                     1.63%**+
Ratio of net investment income to average net assets                                      2.89%**+
Portfolio turnover rate                                                                     --%
Net assets, end of period (in thousands)                                                $6,914
Ratios assuming no waiver of fees and assumption of expenses by PMC and no reduction of fees paid indirectly:
      Net operating expenses                                                              5.32%**
      Net investment loss                                                                (0.80%)**
Ratios assuming waiver of fees and assumption of expenses by PMC and reduction for fees paid indirectly:
      Net operating expenses                                                              1.47%**
      Net investment income                                                               3.05%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 INVESTMENT IN SECURITIES - 100.0%
                 CONVERTIBLE PREFERRED STOCKS - 5.7%
    1,195        Delta Air Lines, Inc., $3.50, 1996                                                   $   70,953
      200        Reading & Bates, $1.625, 1996                                                             9,000
      700        Rouse Co., 6.50%, 1996                                                                   36,138
      780        Sprint, 8.25%, 2000                                                                      29,640
                 TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $133,349)                                   $  145,731
                 COMMON STOCKS - 91.6%
                 BASIC INDUSTRIES - 12.6%
                 CHEMICALS - 3.5%
    1,200        A. Schulman, Inc.                                                                    $   27,000
    1,035        Arco Chemical Co.                                                                        50,327
    1,000        Borden Chemicals & Plastics, L.P.                                                        12,750
                                                                                                      $   90,077
                 FOREST PRODUCTS - 0.1%
      100        Louisiana-Pacific Corp.                                                              $    2,425
                 IRON & STEEL - 0.7%
    1,000        Allegheny Ludlum Corp.                                                               $   18,500
                 NON-FERROUS METALS - 4.5%
    1,000        Aluminum Company of America                                                          $   52,875
    1,000        Phelps Dodge Corp.                                                                       62,250
                                                                                                      $  115,125
                 PAPER PRODUCTS - 3.8%
    2,000        Union Camp Corp.                                                                     $   95,250
                 TOTAL BASIC INDUSTRIES                                                               $  321,377
                 CAPITAL GOODS - 2.9%
                 PRODUCER GOODS - 2.9%
    4,500        Westinghouse Electric Co.                                                            $   74,250
                 TOTAL CAPITAL GOODS                                                                  $   74,250
                 CONSUMER DURABLES - 8.0%
                 MOTOR VEHICLES - 8.0%
    1,950        Chrysler Corp.                                                                       $  107,981
    1,350        Ford Motor Co.                                                                           39,150
    1,100        General Motors Corp.                                                                     58,163
                 TOTAL CONSUMER DURABLES                                                              $  205,294
                 CONSUMER NON-DURABLES - 5.7%
                 AGRICULTURE & FOOD - 2.9%
    2,250        H.J. Heinz Co.                                                                       $   74,531
                 RETAIL FOOD - 0.7%
      500        Quaker Oats Co.                                                                      $   17,250
                 RETAIL NON - FOOD - 2.1%
      600        J.C. Penney Co., Inc.                                                                $   28,575
      600        May Department Stores Co.                                                                25,350
                                                                                                      $   53,925
                 TOTAL CONSUMER NON-DURABLES                                                          $  145,706
                 ENERGY - 3.8%
                 OIL SERVICES - 3.8%
    1,200        Chevron Corp.                                                                        $   63,000
      500        Schlumberger, Ltd.                                                                       34,625
                 TOTAL ENERGY                                                                         $   97,625

   The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 FINANCIAL - 18.2%
                 COMMERCIAL BANK - 7.8%
      200        The Bank of New York Co., Inc.                                                       $    9,750
      700        CoreStates Financial Corp.                                                               26,512
    1,500        First Chicago NBD Corp.                                                                  59,250
      500        First Security Corp.                                                                     19,250
      100        First Tennessee National Corp.                                                            6,050
      200        FirsTier Financial, Inc.                                                                  8,800
    1,710        Old Kent Financial Corp.                                                                 70,324
                                                                                                      $  199,936
                 INSURANCE - 6.8%
    5,000        Safeco Corp.                                                                         $  172,500
                 SAVINGS & LOAN - 3.6%
    3,500        H. F. Ahmanson & Co.                                                                 $   92,750
                 TOTAL FINANCIAL                                                                      $  465,186
                 SERVICES - 6.2%
                 BROADCASTING & MEDIA - 0.3%
      400        U.S. West Media Group*                                                               $    7,600
                 HEALTH SERVICES & PERSONAL CARE - 4.0%
    1,000        Becton Dickinson & Co.                                                               $   75,000
      600        U.S. Healthcare, Inc.                                                                    27,900
                                                                                                      $  102,900
                 PHARMACEUTICALS - 0.6%
      300        Schering-Plough Corp.                                                                $   16,425
                 PUBLISHING - 1.3%
      500        The Dun & Bradstreet Corp.                                                           $   32,375
                 TOTAL SERVICES                                                                       $  159,300
                 TECHNOLOGY - 9.8%
                 BUSINESS MACHINES - 5.8%
    1,000        Diebold, Inc.                                                                        $   55,375
    1,000        IBM Corp.                                                                                91,750
                                                                                                      $  147,125
                 ELECTRONICS - 1.9%
    1,000        General Motors (Class H)                                                             $   49,125
                 COMPUTER SERVICES - 2.1%
    3,000        Advent Software, Inc.*                                                               $   53,250
                 TOTAL TECHNOLOGY                                                                     $  249,500
                 TRANSPORTATION - 4.7%
                 RAILROAD & BUS - 4.7%
    4,500        Canadian Natural Railway Co.*+                                                       $   67,500
      200        Conrail, Inc.                                                                            14,000
      600        Union Pacific Corp.                                                                      39,600
                 TOTAL TRANSPORTATION                                                                 $  121,100
                 UTILITIES - 19.7%
                 ELECTRIC UTILITIES - 4.4%
    2,000        Allegheny Power Systems, Inc.                                                        $   57,250
    1,650        Western Resources, Inc.                                                                  55,069
                                                                                                      $  112,319
                 GAS UTILITIES - 3.4%
    3,000        The Brooklyn Union Gas Co.                                                           $   87,750

   The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS - 11.9%
    1,800        Ameritech Corp.                                                                      $  106,200
    1,000        Bell Atlantic Corp.                                                                      66,875
      200        Bellsouth Corp.                                                                           8,700
      500        Frontier Corp.                                                                           15,000
      800        NYNEX Corp.                                                                              43,200
    1,500        Pacific Telesis Group                                                                    50,437
      400        U.S. West Communication Group                                                            14,300
                                                                                                      $  304,712
                 TOTAL UTILITIES                                                                      $  504,781
                 TOTAL COMMON STOCKS (Cost $2,248,767)                                                $2,344,119

 PRINCIPAL
  AMOUNT
                 U.S. GOVERNMENT OBLIGATION - 2.7%
  $69,000        U.S. Treasury Note, 5.125%, 12/31/98                                                 $   68,784
                 TOTAL U.S. GOVERNMENT OBLIGATION (Cost $65,932)                                      $   68,784
                 TOTAL INVESTMENT IN SECURITIES (Cost $2,448,048)(a)                                  $2,558,634
                 * Non-income producing security.
                 + Partly-paid security - additional subscription payment of C $10.75 per share will be required on November 28, 1996.
               (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $2,448,048 was as follows:
                   Aggregate gross unrealized gain for all investments in which there is an excess    $   152,873
                   of value over tax cost
                   Aggregate gross unrealized loss for all investments in which there is an excess        (42,287)
                   of tax cost over value
                                                                                                      -----------
                   Net unrealized gain                                                                $   110,586
                                                                                                      ===========
                          Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1995 were as follows:

                                                                                           PURCHASES    SALES
                                                                                           ----------   -----
                     Long-term government securities                                       $2,382,116    $--
                     Other long-term securities                                                65,173     --

   The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO
BALANCE SHEET - DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $2,448,048; see Schedule of
     Investments and Note 1)                                                        $2,558,634
  Cash                                                                                  95,404
  Receivables--
      Dividends                                                                          8,282
      Interest                                                                           1,769
      Due from Pioneering Management Corporation (Note 2)                               25,332
  Other                                                                                  1,254
                                                                                    ----------
      Total assets                                                                  $2,690,675
                                                                                    ----------
LIABILITIES:
  Payables--
      Trust shares repurchased                                                      $      325
  Due to affiliates (Note 3)                                                             1,506
  Accrued expenses                                                                      27,581
                                                                                    ----------
      Total liabilities                                                             $   29,412
                                                                                    ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                          $2,550,677
  Net unrealized gain on investments (Note 1)                                          110,586
                                                                                    ----------
         Total net assets (equivalent to $11.87 per share on
           224,219 trust shares outstanding)                                        $2,661,263
                                                                                    ==========

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Dividends                                                                          $  4,011
  Interest                                                                             25,037
                                                                                     --------
      Total investment income                                                        $ 29,048
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $  3,924
  Transfer agent fees (Note 3)                                                          1,506
  Registration fees                                                                     2,228
  Professional fees                                                                    25,019
  Accounting (Note 2)                                                                  42,013
  Custodian fees                                                                       11,897
  Printing                                                                                558
  Fees and expenses of nonaffiliated trustees                                             522
  Miscellaneous                                                                         2,573
                                                                                     --------
      Total expenses                                                                 $ 90,240
  Less fees paid indirectly (Note 4)                                                   (1,877)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (79,479)
                                                                                     --------
      Net expenses                                                                   $  8,884
                                                                                     --------
         Net investment income                                                       $ 20,164
                                                                                     --------
UNREALIZED GAIN ON INVESTMENTS:
      Net unrealized gain on investments (Note 1)                                    $110,586
                                                                                     --------
         Net gain on investments                                                     $110,586
                                                                                     --------
         Net increase in net assets resulting from operations                        $130,750
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                             $   20,164
  Net unrealized gain on investments                                                   110,586
                                                                                    ----------
         Net increase in net assets resulting from operations                       $  130,750
                                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ($0.20 per share)                                           $  (20,164)
  Tax return of capital ($0.00 per share)                                                 (450)
                                                                                    ----------
         Decrease in net assets resulting from distributions
           to shareholders                                                          $  (20,614)
                                                                                    ----------
FROM TRUST SHARE TRANSACTIONS:

                                                                        SHARES
                                                                        -------
  Net proceeds from sale of shares                                      214,614     $2,454,594
  Net asset value of shares issued to shareholders in reinvestment
      of dividends                                                        1,781         20,614
  Cost of shares repurchased                                             (2,176)       (24,081)
                                                                        -------     ----------
         Net increase in net assets resulting from trust share
           transactions                                                 214,219     $2,451,127
                                                                        =======
                                                                                    ----------
         Net increase in net assets                                                 $2,561,263
NET ASSETS:
  Beginning of period (initial capitalization -- 10,000 shares)                        100,000
                                                                                    ----------
  End of period                                                                     $2,661,263
                                                                                    ==========

BALANCED PORTFOLIO - FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                   $ 10.00
                                                                                       ---------
                                                                                             -
Increase from investment operations:
  Net investment income                                                                $  0.20
  Net realized and unrealized gain on investments                                         1.87
                                                                                       ---------
                                                                                             -
  Net increase from investment operations                                              $  2.07
Distributions to shareholders from:
  Net investment income                                                                  (0.20)
                                                                                       ---------
                                                                                             -
    Net increase in net asset value                                                    $  1.87
                                                                                       ---------
                                                                                             -
Net asset value, end of period                                                         $ 11.87
                                                                                       ==========
Total return*                                                                            20.84%
Ratio of net operating expenses to average net assets                                     1.76%**+
Ratio of net investment income to average net assets                                      2.99%**+
Portfolio turnover rate                                                                     --%
Net assets, end of period (in thousands)                                               $ 2,661
Ratios assuming no waiver of fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
      Net operating expenses                                                             14.77%**
      Net investment loss                                                               (10.02)%**
Ratios assuming waiver of fees and assumption of expenses by PMC and reduction for fees paid indirectly:
      Net operating expenses                                                              1.45%**
      Net investment income                                                               3.30%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

SWISS FRANC BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------
                 DEBT OBLIGATIONS - 73.5%
                 AUSTRIA - 24.6%
  $25,000        Republic of Austria, 4.50%, 2/12/00                                                     $22,941
                 DENMARK - 24.5%
   25,000        Kingdom of Denmark, 4.25%, 9/30/99                                                      $22,843
                 GERMANY - 24.4%
   25,000        Deutsche Siedlungs LB Bank, 4.25%, 12/28/98                                             $22,703
                 TOTAL DEBT OBLIGATIONS (Cost $68,674)(a)                                                $68,487
                 TEMPORARY CASH INVESTMENT - 26.5%
                 U.S. GOVERNMENT OBLIGATION - 26.5%
   25,000        U.S. Treasury Bill, 4.80%, 3/14/96                                                      $24,740
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $24,757)                                          $24,740
                 TOTAL INVESTMENT IN SECURITIES - 100% (Cost $93,431)(b)                                 $93,227
                  (a) Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
                      Austria                                                                               33.5%
                      Denmark                                                                               33.4%
                      Germany                                                                               33.1%
                                                                                                         -------
                                                                                                           100.0%
                                                                                                         ========
                  (b) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $93,431 was as follows:
                      Aggregate gross unrealized gain for all investments in which there is an excess
                      of value over tax cost                                                             $    --
                      Aggregate gross unrealized loss for all investments in which there is an excess
                      of tax cost over value                                                                (204)
                                                                                                         -------
                      Net unrealized loss                                                                $  (204)
                                                                                                         ========
                        Purchases and sales of securities (excluding temporary cash investments) for the period ended
                                                           December 31, 1995 aggregated $68,674 and $0, respectively.

   The accompanying notes are an integral part of these financial statements.

SWISS FRANC BOND PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment
      of $24,740) (cost $93,431; see Schedule of Investments and Note 1)             $ 93,227
  Cash                                                                                165,061
  Receivables--
      Interest (Note 1)                                                                 1,128
      Due from Pioneering Management Corporation (Note 2)                               5,716
  Other                                                                                   965
                                                                                     ----------
      Total assets                                                                   $266,097
                                                                                     ----------
LIABILITIES:
  Payables--
      Investment securities purchased                                                $ 69,712
      Trust shares repurchased                                                             42
      Forward foreign currency settlement contracts -- net (Notes 1 and 5)                 92
  Due to affiliates (Note 3)                                                              244
  Accrued expenses                                                                      6,682
                                                                                     ----------
      Total liabilities                                                              $ 76,772
                                                                                     ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                           $188,994
  Accumulated undistributed net investment income (Note 1)                                537
  Net unrealized loss on investments (Note 1)                                            (204)
  Net unrealized loss on other assets and liabilities denominated in foreign
     currencies (Notes 1 and 5)                                                            (2)
                                                                                     ----------
         Total net assets (equivalent to $15.06 per share on
           12,575 trust shares outstanding)                                          $189,325
                                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

SWISS FRANC BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Interest                                                                           $    782
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $    127
  Transfer agent fees (Note 3)                                                            244
  Registration fees                                                                       305
  Professional fees                                                                     3,355
  Accounting (Note 2)                                                                   5,978
  Custodian fees                                                                        2,764
  Printing                                                                                 61
  Fees and expenses of nonaffiliated trustees                                              61
  Miscellaneous                                                                           828
                                                                                     --------
      Total expenses                                                                 $ 13,723
  Less fees paid indirectly (Note 4)                                                     (202)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (13,276)
                                                                                     --------
      Net expenses                                                                   $    245
                                                                                     --------
         Net investment income                                                       $    537
                                                                                     --------
UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
      Net unrealized loss from:
         Investments (Note 1)                                                        $   (204)
         Forward foreign currency contracts and other assets and liabilities
           denominated in foreign currencies (Notes 1 and 5)                               (2)
                                                                                     --------
         Net loss on investments and other foreign currency transactions             $   (206)
                                                                                     --------
         Net increase in net assets resulting from operations                        $    331
                                                                                     ========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                               $    537
  Net unrealized loss on investments and foreign currency transactions                    (206)
                                                                                      --------
         Net increase in net assets resulting from operations                         $    331
                                                                                      --------
FROM TRUST SHARE TRANSACTIONS:

                                                                           SHARES
                                                                           -----
  Net proceeds from sale of shares                                          5,908     $ 88,994
                                                                            -----     --------
         Net increase in net assets resulting from trust share
           transactions                                                     5,908     $ 88,994
                                                                            =====
                                                                                      --------
         Net increase in net assets                                                   $ 89,325
NET ASSETS:
  Beginning of period (initial capitalization -- 6,667 shares)                         100,000
                                                                                      --------
  End of period (including accumulated undistributed net investment
      income of $537)                                                                 $189,325
                                                                                      ========

   The accompanying notes are an integral part of these financial statements.

SWISS FRANC BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                   $ 15.00
                                                                                       ---------
                                                                                             -
Increase from investment operations:
  Net investment income                                                                $  0.04
  Net unrealized gain on investments and
    foreign currency transactions                                                         0.02
                                                                                       ---------
                                                                                             -
    Net increase in net asset value                                                    $  0.06
                                                                                       ---------
                                                                                             -
Net asset value, end of period                                                         $ 15.06
                                                                                       ==========
Total return*                                                                             0.40%
Ratio of net operating expenses to average net assets                                     2.25%**+
Ratio of net investment income to average net assets                                      1.70%**+
Portfolio turnover rate                                                                     --%
Net assets, end of period (in thousands)                                               $   189
Ratios assuming no waiver of fees and assumption of expenses and no reduction for fees paid indirectly:
      Net operating expenses                                                             69.22%**
      Net investment loss                                                               (65.27%)**
Ratios assuming waiver of fees and assumption of expenses
  and reduction for fees paid indirectly:
      Net operating expenses                                                              1.25%**
      Net investment income                                                               2.70%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

AMERICA INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.5%
 $ 110,000       Federal Home Loan Mortgage Corp., 6.55%, 2000                                        $  113,918
   225,000       Federal National Mortgage Association, 6.8%, 2003                                       238,745
   100,000       Federal National Mortgage Association, 6.85%, 2004                                      106,656
   297,168       Government National Mortgage Association, 7.5%, 2022 to 2023                            305,993
   100,928       Government National Mortgage Association, 8.0%, 2025                                    104,523
   200,000       Student Loan Marketing Association, 7.5%, 2000                                          214,250
   100,000       Tennessee Valley Authority, Global Bond, 6.375%, 2005                                   103,437
    25,000       U.S. Treasury Notes, 6.125%, 1997                                                        25,305
    50,000       U.S. Treasury Notes, 7.875%, 1998                                                        52,797
   250,000       U.S. Treasury Notes, 6.875%, 2000                                                       264,103
   210,000       U.S. Treasury Notes, 7.125%, 2000                                                       223,551
   135,000       U.S. Treasury Notes, 7.875%, 2001                                                       150,777
   710,000       U.S. Treasury Notes, 6.375%, 2002                                                       744,499
   200,000       U.S. Treasury Notes, 6.5%, 2005                                                         213,062
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,811,117)(a)                    $2,861,616
                 TEMPORARY CASH INVESTMENT - 9.5%
   300,000       Repurchase agreement with Citibank, dated 12/29/95, bearing 5.85% to be repurchased at $300,000 plus accrued interest on 1/2/96, collateralized by
                 $297,000 U.S. Treasury Note, 5.625%, 1/31/98                                         $  300,195
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $300,000)                                      $  300,195
                 TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,111,117)                            $3,161,811
                  (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income purposes of $2,811,117 was as follows:
                      Aggregate gross unrealized gain for all investments in which there is
                      an excess of value over tax cost                                                $   50,499
                      Aggregate gross unrealized loss of all investments in which there is
                      an excess of tax cost over value                                                        --
                                                                                                     -----------
                      Net unrealized gain                                                            $    50,499
                                                                                                     ===========
                Note: The Fund's investments in mortgage-backed securities of the Government National Mortgage
                      Association (GNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
                 Purchases and sales of securities (excluding temporary cash investments) for the period ended
                 December 31, 1995 were $3,469,545 and $659,671, respectively.

   The accompanying notes are an integral part of these financial statements.

AMERICA INCOME PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment of
     $300,195) (cost $3,111,117; see Schedule of Investments and Note 1)            $3,161,811
  Cash                                                                                 300,589
  Receivables--
      Interest                                                                          56,926
      Due from Pioneering Management Corporation (Note 2)                               22,717
  Other                                                                                  1,085
                                                                                    ----------
      Total assets                                                                  $3,543,128
                                                                                    ----------
LIABILITIES:
  Payables--
      Trust shares repurchased                                                      $    2,431
  Due to affiliates (Note 3)                                                             1,520
  Accrued expenses                                                                      24,885
                                                                                    ----------
      Total liabilities                                                             $   28,836
                                                                                    ----------
NET ASSETS:
  Paid-in capital (Note 1)                                                          $3,463,991
  Accumulated net realized loss (Note 1)                                                  (198)
  Net unrealized gain on investments (Note 1)                                           50,499
                                                                                    ----------
         Total net assets (equivalent to $10.18 per share on
           345,297 trust shares outstanding)                                        $3,514,292
                                                                                    ==========

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Interest                                                                           $ 44,744
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $  3,861
  Transfer agent fees (Note 3)                                                          1,520
  Registration fees                                                                       888
  Professional fees                                                                    25,197
  Accounting (Note 2)                                                                  36,040
  Custodian fees                                                                       11,525
  Printing                                                                                468
  Fees and expenses of nonaffiliated trustees                                             516
  Miscellaneous                                                                         3,693
                                                                                     --------
      Total expenses                                                                 $ 83,708
  Less fees paid indirectly (Note 4)                                                     (926)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (75,790)
                                                                                     --------
      Net expenses                                                                   $  6,992
                                                                                     --------
         Net investment income                                                       $ 37,752
                                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments (Note 1)                                      $   (198)
      Net unrealized gain on investments (Note 1)                                      50,499
                                                                                     --------
         Net gain on investments                                                     $ 50,301
                                                                                     --------
         Net change in assets resulting from operations                              $ 88,053
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.

AMERICA INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                             $   37,752
  Net realized loss on investments                                                        (198)
  Net unrealized gain on investments                                                    50,499
                                                                                    ----------
         Net increase in net assets resulting from operations                       $   88,053
                                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ($0.38 per share)                                           $  (37,752)
                                                                                    ----------
FROM TRUST SHARE TRANSACTIONS:

                                                                        SHARES
                                                                        -------
  Net proceeds from sale of shares                                      364,974     $3,661,407
  Net asset value of shares issued to shareholders in reinvestment
      of dividends                                                        3,744         37,752
  Cost of shares repurchased                                            (33,421)      (335,168)
                                                                        -------     ----------
         Net increase in net assets resulting from trust share
           transactions                                                 335,297     $3,363,991
                                                                        =======
                                                                                    ----------
         Net increase in net assets                                                 $3,414,292
NET ASSETS:
  Beginning of period (initial capitalization -- 10,000 shares)                        100,000
                                                                                    ----------
  End of period                                                                     $3,514,292
                                                                                    ==========

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                   $ 10.00
                                                                                       ---------
                                                                                             -
Increase from investment operations:
  Net investment income                                                                $  0.38
  Net realized and unrealized gain on investments                                         0.18
                                                                                       ---------
                                                                                             -
    Total increase from investment operations                                          $  0.56
Distributions to shareholders from:
  Net investment income                                                                  (0.38)
                                                                                       ---------
                                                                                             -
    Net increase in net asset value                                                    $  0.18
                                                                                       ---------
                                                                                             -
Net asset value, end of period                                                         $ 10.18
                                                                                       ==========
Total return*                                                                             5.68%
Ratio of net operating expenses to average net assets                                     1.12%**+
Ratio of net investment income to average net assets                                      5.22%**+
Portfolio turnover rate                                                                  96.38%**
Net assets, end of period (in thousands)                                               $ 3,514
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net operating expenses                                                                 11.86%**
  Net investment loss                                                                    (5.52%)**
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
  Net operating expenses                                                                  0.99%**
  Net investment income                                                                   5.35%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 100.0%
 $ 210,000       Federal Farm Credit Bank, 5.60% 1/18/96                                 $  209,477
   285,000       Federal Home Loan Bank, 5.60%, 1/3/96                                      284,956
   365,000       Federal Home Loan Bank, 5.63%, 1/8/96                                      364,658
   300,000       Federal Home Loan Bank, 5.53%, 1/12/96                                     299,539
   300,000       Federal Home Loan Bank, 5.51%, 1/16/96                                     299,357
   275,000       Federal Home Loan Mortgage Corp., 5.58%, 1/4/96                            274,915
   520,000       Federal Home Loan Mortgage Corp., 5.60%, 1/5/96                            519,757
   350,000       Federal Home Loan Mortgage Corp., 5.50%, 1/30/96                           348,503
   515,000       Federal National Mortgage Association, 5.44%, 1/9/96                       514,455
   295,000       Tennessee Valley Authority, 5.52%, 2/1/96                                  293,643
                 TOTAL INVESTMENT IN SECURITIES                                          $3,409,260

BALANCE SHEET
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value based on amortized cost
      (see Schedule of Investments and Note 1)                                           $3,409,260
  Cash                                                                                       10,908
  Due from Pioneering Management Corporation (Note 2)                                        27,070
  Other                                                                                         974
                                                                                         ----------
      Total assets                                                                       $3,448,212
                                                                                         ----------
LIABILITIES:
  Payables--
    Trust shares repurchased                                                             $    3,029
  Due to affiliates (Note 3)                                                                  1,519
  Accrued expenses                                                                           28,092
                                                                                         ----------
      Total liabilities                                                                  $   32,640
                                                                                         ----------
NET ASSETS:
  Trust shares (unlimited number of shares authorized), amount paid in on
     3,415,572 shares outstanding                                                        $3,415,572
                                                                                         ----------
         Total net assets (equivalent to $1.00 per share)                                $3,415,572
                                                                                         ==========

   The accompanying notes are an integral part of these financial statements.

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
  Interest                                                                           $ 58,322
                                                                                     --------
EXPENSES:
  Management fees (Note 2)                                                           $  4,972
  Transfer agent fees (Note 3)                                                          1,519
  Registration fees                                                                     2,072
  Professional fees                                                                    25,124
  Accounting (Note 2)                                                                  31,732
  Custodian fees                                                                       14,447
  Printing                                                                                560
  Fees and expenses of nonaffiliated trustees                                             553
  Miscellaneous                                                                         2,775
                                                                                     --------
      Total expenses                                                                 $ 83,754
  Less fees paid indirectly (Note 4)                                                     (701)
  Less management fees waived and expenses assumed by
         Pioneering Management Corporation (Note 2)                                   (75,634)
                                                                                     --------
      Net expenses                                                                   $  7,419
                                                                                     --------
         Net investment income                                                       $ 50,903
                                                                                     --------
         Net increase in net assets resulting from operations                        $ 50,903
                                                                                     ========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

FROM OPERATIONS:
  Net investment income                                                            $    50,903
                                                                                    ----------
         Net increase in net assets resulting from operations                      $    50,903
                                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ($0.04 per share)                                          $   (50,903)
                                                                                    ----------
FROM TRUST SHARE TRANSACTIONS (AT $1.00 PER SHARE):
  Net proceeds from sale of shares                                                 $ 8,860,820
  Net asset value of shares issued to shareholders in reinvestment
      of dividends                                                                      50,885
  Cost of shares repurchased                                                        (5,596,133)
                                                                                    ----------
         Net increase in net assets resulting from trust share
           transactions                                                            $ 3,315,572
                                                                                    ----------
         Net increase in net assets                                                $ 3,315,572
NET ASSETS:
  Beginning of period (initial capitalization -- 100,000 shares)                       100,000
                                                                                    ----------
  End of period                                                                    $ 3,415,572
                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD FROM
MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period                                                    $ 1.00
                                                                                        -------
                                                                                           ---
Increase from investment operations:
  Net investment income                                                                 $ 0.04
Distributions to shareholders from:
  Net investment income                                                                  (0.04)
                                                                                        -------
                                                                                           ---
    Net increase in net asset value                                                     $   --
                                                                                        -------
                                                                                           ---
Net asset value, end of period                                                          $ 1.00
                                                                                        ==========
Total return*                                                                             4.35%
Ratio of net operating expenses to average net assets                                     0.81%**+
Ratio of net investment income to average net asset                                       5.00%**+
Net assets, end of period (in thousands)                                                $3,416
Ratios assuming no waiver of fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
      Net operating expenses                                                              8.34%**
      Net investment loss                                                                (2.53%)**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
      Net operating expenses                                                              0.74%**
      Net investment income                                                               5.07%**
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.
  ** Annualized.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------
1. Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of eight separate portfolios (collectively, the Portfolios): International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. The Trust was organized on February 6, 1995 and commenced operations on March 1, 1995, except for the Swiss Franc Bond Portfolio, which commenced operations on November 1, 1995. Prior to March 1, 1995, the Trust had no operations other than those relating to organizational matters and the initial capitalization of the Trust by The Pioneer Group, Inc.
(PGI) of $140,000 on February 6, 1995. Subsequent to February 6, 1995, PGI contributed an additional $710,000 as part of the initial capitalization. On November 1, 1995, PGI contributed $100,000 as part of the initial capitalization of the Swiss Franc Bond Portfolio. Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

       The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. Each day, equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation or securities for which sale prices are not generally reported are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

       Taxable fixed income securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis.

       Securities for which market quotations are not available will be valued at their fair market value as determined by, or under the direction of, the Board of Trustees (the Trustees). Temporary cash investments are valued at cost plus accrued interest, which approximates market value. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income is recorded on the accrual basis. Interest income for foreign securities is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates.

       Gains and losses from sales on investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities which have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Trust's policy to provide a reserve against net unrealized gains for capital gains taxes on certain foreign securities held by the Trust. During the year ended December 31, 1995, no capital gains taxes realized on the sale of certain foreign securities were paid.

       Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

       The International Growth Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

B. Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

       Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts - Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable translation rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes - It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to the separate accounts of participating insurance companies. Therefore, no federal income tax provisions are required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.

       A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Portfolio as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Portfolio based on information received from the REITs.

       Certain Portfolios have made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

                                       ACCUMULATED       ACCUMULATED     DISTRIBUTIONS IN
                                      UNDISTRIBUTED     UNDISTRIBUTED      EXCESS OF NET
                                      NET INVESTMENT    NET REALIZED        INVESTMENT        TAX RETURN        PAID-IN
             PORTFOLIO                    INCOME            GAIN              INCOME          OF CAPITAL        CAPITAL
------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio           $     --          $(2,895)           $ 2,895          $     --         $    --
Capital Growth Portfolio                       --           (1,654)             1,654                --              --
Real Estate Growth Portfolio                 (382)             382                 --             4,425          (4,425 )
Balanced Portfolio                             --               --                 --               450            (450 )

E. Trust Shares - The Portfolios record sales and repurchases of their trust shares on the trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of PGI. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

       The America Income Portfolio and Money Market Portfolio declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

F. Repurchase Agreements - Each Portfolio may enter into repurchase agreements. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Trust's custodian, or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

2. Pioneering Management Corporation (PMC) is the Trust's investment adviser, manages the Portfolios, and is a wholly owned subsidiary of PGI. Management fees are calculated at the following annual rate:

                                                                     MANAGEMENT FEE AS A PERCENTAGE
                                                                      OF EACH PORTFOLIO'S AVERAGE
                            PORTFOLIO                                       DAILY NET ASSETS
----------------------------------------------------------------------------------------------------
International Growth Portfolio                                                    1.00%
Capital Growth Portfolio                                                          0.65%
Real Estate Growth Portfolio                                                      1.00%
Equity-Income Portfolio                                                           0.65%
Balanced Portfolio                                                                0.65%
Swiss Franc Bond Portfolio                                                        0.65%
America Income Portfolio                                                          0.55%
Money Market Portfolio                                                            0.50%

         Prior to July 17, 1995, Pioneer Winthrop Advisers (PWA), a joint venture between PGI and Winthrop Financial Associates, served as investment adviser to the Real Estate Growth Portfolio and was responsible for the overall management of the Portfolio's business affairs, subject to the authority of the Trustees. All of the Real Estate Growth Portfolio's investment decisions were made by PWA's advisory committee that relied on investment subadvisory services provided by PMC and by Winthrop Advisors Limited Partnership pursuant to their investment subadvisory contracts with the Portfolio. As compensation for its advisory services and certain expenses which it incurred, PWA was entitled to a management fee equal to 1.00% per annum of the Portfolio's average daily net assets.

             PMC has agreed to waive its management fees and to assume other operating expenses for the Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                                                        EXPENSE LIMITATION AS A
                                                                     PERCENTAGE OF EACH PORTFOLIO'S
                            PORTFOLIO                                   AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
International Growth Portfolio                                                    1.50%
Capital Growth Portfolio                                                          1.25%
Real Estate Growth Portfolio                                                      1.25%
Equity-Income Portfolio                                                           1.25%
Balanced Portfolio                                                                1.25%
Swiss Franc Bond Portfolio                                                        1.25%
America Income Portfolio                                                          1.00%
Money Market Portfolio                                                            0.75%

         Prior to November 1, 1995, PMC had voluntarily agreed to limit management fees and other operating expenses to the extent that such expenses exceeded the following percentage of certain Portfolios' average daily net assets:

                                                                        EXPENSE LIMITATION AS A
                                                                     PERCENTAGE OF EACH PORTFOLIO'S
                            PORTFOLIO                                   AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
International Growth Portfolio                                                    2.00%
Capital Growth Portfolio                                                          1.75%
Real Estate Growth Portfolio                                                      1.75%
Equity-Income Portfolio                                                           1.75%
Balanced Portfolio                                                                1.75%

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

         PMC's agreement to waive its management fees and to assume certain expenses of the Portfolios is temporary and voluntary and may be revised or terminated at any time.

       In addition, under the management agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios.

3. PSC, a wholly owned subsidiary of PGI, provides transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates are transfer agent fees payable to PSC at December 31, 1995:

                                  PORTFOLIO                                      AMOUNT
---------------------------------------------------------------------------------------
International Growth Portfolio                                                  $1,998
Capital Growth Portfolio                                                         1,506
Real Estate Growth Portfolio                                                     1,514
Equity-Income Portfolio                                                          1,524
Balanced Portfolio                                                               1,506
Swiss Franc Bond Portfolio                                                         244
America Income Portfolio                                                         1,520
Money Market Portfolio                                                           1,519

4. The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the period ended December 31, 1995, the Portfolios' expenses were reduced under such arrangements as follows:

                                  PORTFOLIO                                      AMOUNT
---------------------------------------------------------------------------------------
International Growth Portfolio                                                  $2,999
Capital Growth Portfolio                                                         1,866
Real Estate Growth Portfolio                                                     1,014
Equity-Income Portfolio                                                          2,708
Balanced Portfolio                                                               1,877
Swiss Franc Bond Portfolio                                                         202
America Income Portfolio                                                           926
Money Market Portfolio                                                             701

5. At December 31, 1995, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolios may close out such contracts by entering into an offsetting hedge contract. As of December 31, 1995, the Portfolios had no outstanding portfolio hedges. The International Growth Portfolio's gross forward foreign currency settlement contracts receivable and payable were $18,897 and $19,293, respectively, resulting in a net payable of $396. The Swiss Franc Bond Portfolio's gross forward foreign currency settlement contracts receivable and payable were $70,221 and $70,313, respectively, resulting in a net payable of $92.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheets of Pioneer Variable Contracts Trust (comprising the International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio), including the schedules of investments, as of December 31, 1995, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios composing the Pioneer Variable Contracts Trust as of December 31, 1995, the results of their operations, the changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1996

RESULTS OF CONTRACT OWNER MEETINGS
------------------------------------------------------------------------

          REAL ESTATE GROWTH PORTFOLIO CONTRACT HOLDER MEETING

On October 10, 1995, Pioneer Variable Contracts Trust -- Real Estate Growth Portfolio held a special meeting of contract owners. The Proposal was passed by contract owner vote; the following are the detailed results of the vote for the Proposal presented.

PROPOSAL 1 -- TO APPROVE THE TERMS OF A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION AND TO APPROVE THE PAYMENT TO PIONEERING MANAGEMENT CORPORATION OF FEES UNDER AN INTERIM MANAGEMENT CONTRACT

Affirmative..............................................................................     21,362.137
Against..................................................................................        --
Abstain..................................................................................        857.427

                AMERICA INCOME PORTFOLIO CONTRACT HOLDER MEETING

On October 10, 1995, Pioneer Variable Contracts Trust -- America Income Portfolio held a special meeting of contract owners. The Proposal was passed by contract owner vote; the following are the detailed results of the vote for the Proposal presented.

Proposal 1 -- To approve the elimination of the Portfolio's fundamental investment restriction limiting investment to certain types of U.S. government securities

Affirmative..............................................................................     41,709.341
Against..................................................................................         --
Abstain..................................................................................     10,801.785

DISTRIBUTIONS MADE DURING THE PERIOD ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

During the period ended December 31, 1995, the Trust paid the following distributions from net investment income:

                                              INTERNATIONAL      CAPITAL      REAL ESTATE      EQUITY-                    AMERICA
 TO SHAREHOLDERS             PAYMENT             GROWTH          GROWTH         GROWTH         INCOME       BALANCED      INCOME
    OF RECORD*                DATE              PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
------------------     -------------------    -------------     ---------     -----------     ---------     --------     ---------
--                     March 31, 1995            $    --         $     --       $    --        $     --     $    --       $ 0.0041
--                     April 28, 1995                 --               --            --              --          --         0.0037
--                     May 31, 1995                   --               --            --              --          --         0.0041
June 22, 1995          June 30, 1995                  --               --        0.1500          0.0700      0.0700         0.1011
--                     July 31, 1995                  --               --            --              --          --         0.0412
--                     August 31, 1995                --               --            --              --          --         0.0384
September 21, 1995     September 29, 1995             --               --        0.1700          0.0400      0.0600         0.0460
--                     October 31, 1995               --               --            --              --          --         0.0462
--                     November 30, 1995              --               --            --              --          --         0.0449
December 20, 1995      December 28, 1995          0.0152           0.0220        0.0930          0.0707      0.0722         0.0460
                                                 -------          -------       -------         -------     -------        -------
                       Total                     $0.0152         $ 0.0220       $0.4130**      $ 0.1807     $0.2022       $ 0.3757
                                                 -------          -------       -------         -------     -------        -------

                      MONEY
 TO SHAREHOLDERS     MARKET
    OF RECORD*      PORTFOLIO
------------------  ---------
--                   $ 0.0044
--                     0.0041
--                     0.0041
June 22, 1995          0.0042
--                     0.0042
--                     0.0040
September 21, 1995     0.0046
--                     0.0073
--                     0.0041
December 20, 1995      0.0018
                      -------
                     $ 0.0428
                      -------

During the period ended December 31, 1995, the Trust paid the following distributions from net realized gain:

                                                                                  REAL
                                              INTERNATIONAL       CAPITAL        ESTATE
 TO SHAREHOLDERS             PAYMENT              GROWTH          GROWTH         GROWTH
    OF RECORD                 DATE              PORTFOLIO        PORTFOLIO     PORTFOLIO
------------------     -------------------    --------------     ---------     ----------
December 20,1995       December 28,1995          $ 0.0950         $ 0.1225      $ 0.0322
                                                  -------          -------       -------

The Real Estate Portfolio hereby designates $382 as a capital gain dividend for the purposes of the dividend paid deduction.

 * America Income and Money Market Portfolios distribute daily to record date shareholders.

** Includes tax return of capital distributions of $0.1827.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS
(UNAUDITED)
--------------------------------------------------------------------------------

The aggregate direct remuneration paid by the Trust to nonaffiliated trustees and officers during the period ended December 31, 1995, plus expenses incurred in attending trustees meetings, are described below. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation, the investment adviser, of the Trust are reimbursed to the Trust by Pioneering Management Corporation in accordance with the management contract with the Trust are described below. The Pioneer Group, Inc., the parent company of Pioneering Management Corporation, is a publicly held corporation of which Mr. Cogan, Chairman and President of the Trust, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

                                                                       FEES OF AFFILIATED
                                                                      TRUSTEES REIMBURSED
           PORTFOLIO                 DIRECT REMUNERATION PAID                BY PMC
-------------------------------      ------------------------       ------------------------
International Growth Portfolio                 $470                           $105
Capital Growth Portfolio                        469                            105
Real Estate Portfolio                           469                            104
Equity-Income Portfolio                         469                            104
Balanced Portfolio                              470                            104
Swiss Franc Bond Portfolio                      469                            104
America Income Portfolio                        469                            104
Money Market Portfolio                          469                            104

                                                      PIONEER VISION
                                                     Variable Annuity
                                             Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., Chairman and President
David D. Triple, Executive Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary
Stephen G. Kasnet, Vice President

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

Investment Adviser
Pioneering  Management  Corporation

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr

Independent Public Accountants
Arthur Andersen LLP

Issuer
Allmerica Financial Life Insurance and Annuity Company In New York and Hawaii, issued by First Allmerica Financial Life Insurance Company, Policy Form A3023- GRC.

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA  01653

Pioneer Vision may not be available in all states.

This report must be preceded or accompanied by a prospectus for Pioneer Vision variable annuity, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

0396-2968
c Pioneer Funds Distributor, Inc.